UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6377

                          Dreyfus Municipal Funds, Inc.
               (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166
               (Address of principal executive offices) (Zip code)

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including (212) 922-6000 area code:

Date of fiscal year end:   August 31


Date of reporting period:  August 31, 2003



(PAGE)




                                   FORM N-CSR

Item 1.      Reports to Stockholders.


      Dreyfus BASIC
      Municipal Money
      Market Fund

      ANNUAL REPORT August 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                            24   Board Members Information

                            26   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                  Dreyfus BASIC Municipal Money
                                                                    Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC Municipal Money Market Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Colleen Meehan.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. At the same time, the Federal Reserve Board has reaffirmed its commitment to keeping interest rates near today's historically low levels. Therefore, we expect tax-exempt money market yields to remain relatively stable for the foreseeable future.

We believe that it is important for investors to remember that tax-exempt money market funds have continued to achieve their primary objective of preserving their shareholders' capital. For emergency reserves and money earmarked for near-term needs, we believe that money market funds remain a sound investment. As always, we encourage you to talk with your financial advisor about investment challenges and opportunities as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

How did Dreyfus BASIC Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2003, the fund produced a yield of 0.86%. Taking into account the effects of compounding, the fund produced an effective yield of 0.87%.(1)

The fund's performance during the reporting period is primarily the result of declining interest rates and a rising supply of tax-exempt money market instruments in a generally weak economy.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests all of its net assets in short-term high-quality municipal obligations that provide income exempt from federal income tax. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, federally tax-exempt money market instruments. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends, supply-and-demand changes in the short-term municipal marketplace and anticipated liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, in an effort to position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply. We may decrease the average weighted maturity in a rising interest-rate environment. Yields tend to rise when there is an increase in new-issue The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

supply competing for investor interest. New securities are generally issued with maturities in the one-year range which, if purchased, would tend to lengthen the fund's average weighted maturity. If we anticipate limited new-issue supply and lower interest rates, we may extend the fund's average maturity to maintain current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations while anticipating liquidity needs.

What other factors influenced the fund's performance?

Early in the reporting period, geopolitical uncertainty and anemic corporate spending contributed to economic weakness, prompting the Federal Reserve Board ("the Fed") to reduce short-term interest rates in November 2002 by 50 basis points. As a result, yields of tax-exempt money market instruments trended lower.

During the second half of the reporting period, despite a generally improving outlook for the U.S. economy, yields of tax-exempt money market funds continued to fall as investors anticipated further interest-rate reductions from the Fed.

Indeed, in late June the Fed reduced short-term interest rates for the thirteenth time since January 2001, driving the federal funds rate to 1% -- its lowest level in 45 years. Perhaps more important, the Fed suggested that it intended to keep interest rates low for the foreseeable future to help stimulate a more robust economic recovery and guard against potential deflationary pressures. As a result, yields of tax-exempt securities with maturities ranging from overnight to one year fell below 1%.

At the same time, the supply of newly issued municipal money market securities rose sharply as the weak economy took its toll on tax revenues. Since tax receipts fell short of many states' and municipalities' budgeted projections, they issued more short-term securities to finance their operating budget deficits. The rising supply of newly issued instruments helped make tax-exempt securities inexpensive relative to their taxable counterparts. During the reporting period, tax-exempt money market instruments provided between approximately 85% and 100% of the yield of comparable U.S. Treasury bills, resulting in attractive after-tax returns compared to historical norms for many investors.

In this challenging investment environment, we maintained the fund's weighted average maturity toward the long end of its range. We also reduced the fund's holdings of variable-rate demand notes and increased its holdings of commercial paper and municipal notes with maturities between three and nine months.

What is the fund's current strategy?

Amid more convincing signs of economic recovery, the yield differences between very short-term money market instruments and one-year municipal notes have widened. Accordingly, we recently have taken advantage of opportunities to build a "laddered" portfolio of municipal notes that mature in stages over the next year. In our view, this strategy seeks to strike a balance between the fund's ability to capture potential investment opportunities and its ability to manage the risks of unexpected interest-rate declines.

September 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003

STATEMENT OF INVESTMENTS

                                                                                            Principal
TAX EXEMPT INVESTMENTS--102.2%                                                             Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARIZONA--.6%

City of Mesa, Excise Tax Revenue

   Refunding 2%, 1/1/2004 (Insured; FSA)                                                      2,345,000                2,351,976

CALIFORNIA--2.6%

State of California, RAW

  2%, 6/16/2004 (Liquidity Facility: Lehman Brothers,

   Merrill Lynch and Societe Generale)                                                       10,000,000               10,068,836

COLORADO--3.9%

Colorado Student Obligation Bond Authority

  SLR, VRDN .89% (Insured; AMBAC and

   Liquidity Facility; Credit Suisse First Boston)                                           15,000,000  (a)          15,000,000

DISTRICT OF COLUMBIA--1.5%

District of Columbia, Revenue, VRDN:

  (Idea Public Charter School)

      1.03% (LOC; Allfirst Bank)                                                              2,600,000  (a)           2,600,000

   Merlots Program .92% (Insured; MBIA and

      Liquidity Facility; Wachovia Bank)                                                      3,130,000  (a)           3,130,000

FLORIDA--2.3%

Miami-Dade County, CP

  .90%, 9/10/2003 (Liquidity Facility: Bayerishe

  Landesbank, JPMorgan Chase Bank and State Street

   Bank and Trust Company)                                                                    4,527,000                4,527,000

Saint Lucie County, Revenue, VRDN

   (Sage Living Center Project) .88% (LOC; Regions Bank)                                      4,445,000  (a)           4,445,000

GEORGIA--6.5%

Atlanta, Airport Revenue, VRDN, Merlots Program

  .97% (Insured; FGIC and Liquidity Facility;

   Wachovia Bank)                                                                             5,070,000  (a)           5,070,000

Savannah Economic Development Authority

   Industrial Revenue, VRDN (Home Depot Project) .95%                                        20,000,000  (a)          20,000,000

HAWAII--.1%

State of Hawaii, GO Notes, Refunding

   5.25%, 4/1/2004 (Insured; MBIA)                                                              500,000                  511,976

ILLINOIS--3.8%

Illinois Development Finance Authority, Revenue, VRDN:

  (Aurora Central Catholic High School)

      1.15% (LOC; Allied Irish Banks)                                                         1,000,000  (a)           1,000,000

   (Mount Carmel High School Project)

      .90% (LOC; Bank One)                                                                    2,800,000  (a)           2,800,000

Illinois Health Facilities Authority, Revenues

   (Evanston Hospital Corp.) 1.10%, 9/25/2003                                                 6,000,000                6,000,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                          Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Lombard, MFHR, Refunding, VRDN (Clover Creek

  Apartments Project) .88% (Insured; FNMA and

   Liquidity Facility; FNMA)                                                                  4,800,000  (a)           4,800,000

INDIANA--.8%

Indiana Health Facility Financing Authority, Revenue

   (Ascension Health Credit Group)
   1.15%, 3/2/2004                                                                            3,000,000                3,000,000

IOWA--2.6%

Louisa County, PCR, Refunding, VRDN

   (Midwest Power System Project) 1%                                                         10,000,000  (a)          10,000,000

KENTUCKY--.2%

Logan County Industrial Building, Revenue, VRDN

  (Auburn Hosiery Mills Project)

   1.15% (LOC; Bank of America)                                                                 600,000  (a)             600,000

MARYLAND--1.3%

Maryland Economic Development Corporation, Revenue

  VRDN (Chesapeake Advertising Facility)

   1.08% (LOC; Allfirst Bank)                                                                 3,400,000  (a)           3,400,000

Maryland Health and Higher Educational Facilities

  Authority, Revenues, VRDN (Mercey Ridge)

   .90% (LOC; Allfirst Bank)                                                                  1,430,000  (a)           1,430,000

MASSACHUSETTS--4.4%

Commonwealth of Massachusetts, GO Notes, Refunding

  VRDN .90% (Liquidity; Landesbank Hessen

   Thuringen Girozentrale)                                                                    5,000,000  (a)           5,000,000

Massachusetts Health and Educational Facilities Authority

  Revenue, VRDN, Capital Asset Program

   .85% (Liquidity Facility; Bank One and LOC; Bank One)                                      3,400,000  (a)           3,400,000

Mendon Upton Regional School District, GO Notes

   BAN 2.25%, 9/19/2003                                                                       4,500,000                4,501,749

Old Rochester Regional School District, GO Notes

   BAN 1.75%, 2/19/2004                                                                       4,000,000                4,010,738

MICHIGAN--5.0%

Detroit Sewage Disposal, Sewer Revenue

  VRDN, Merlots Program

   .92% (Insured; FSA and Liquidity Facility;
   Wachovia Bank)                                                                             2,265,000  (a)           2,265,000

Michigan Building Authority, CP

   .90%, 9/18/2003 (LOC; Bank of New York)                                                    5,975,000                5,975,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Higher Education Student Loan Authority

  SLR, VRDN .89% (Insured; AMBAC and

   Liquidity Facility; Lloyd's TSB Bank)                                                      5,000,000  (a)           5,000,000

Michigan Hospital Finance Authority, Revenue, VRDN

  Hospital Equipment Loan Program

   .88% (LOC; ABN-AMRO)                                                                       2,000,000  (a)           2,000,000

Michigan Strategic Fund, LOR, VRDN

  (NSS Technologies Project)

   1% (LOC; Wachovia Bank)                                                                    4,000,000  (a)           4,000,000

MINNESOTA--.3%

St. Paul Port Authority, IDR, VRDN

  (Ideal Printers Inc.)

   .95% (LOC; Marshall and Ilsley Bank)                                                       1,140,000  (a)           1,140,000

MISSISSIPPI--.7%

Mississippi Business Finance Corporation, Revenue

  VRDN (Jackson Preparatory School)

   .90% (LOC; First Tennessee Bank)                                                           2,865,000  (a)           2,865,000

MISSOURI--2.5%

Missouri Higher Education Loan Authority, SLR

  Refunding, VRDN .90% (Insured; MBIA and

   Liquidity Facility; State Street Bank and Trust Company)                                   9,500,000  (a)           9,500,000

NEVADA--1.0%

Clark County, EDR, VRDN

  (Lutheran Secondary School Association Project)

   1.10% (LOC; Allied Irish Banks)                                                            3,900,000  (a)           3,900,000

NEW HAMPSHIRE--.1%

City of Keene, GO Notes, Refunding

   2%, 9/15/2003 (Insured; FSA)                                                                 490,000                  490,184

NEW YORK--4.4%

Freeport, GO Notes, BAN 2.25%, 1/22/2004                                                      5,000,000                5,019,918

Johnson City Central School District, GO Notes, BAN

   1.50%, 6/17/2004                                                                           4,000,000                4,010,848

New York City Municipal Water Finance Authority, CP

  1%, 9/12/2003 (LOC: Bayerische Landesbank and

   Westdeutsche Landesbank)                                                                   5,000,000                5,000,000

New York State Mortgage Agency, Revenue

   1.125%, 4/2/2004                                                                           3,000,000                3,000,000

OKLAHOMA--1.5%

Canadian County Home Finance Authority, MFHR, VRDN

   1.02% (Liquidity Facility; Merrill Lynch)                                                  4,650,000  (a)           4,650,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OKLAHOMA (CONTINUED)

Oklahoma Development Finance Authority, LR

  (Oklahoma State System Higher Education)

   2%, 6/1/2004 (Insured; AMBAC)                                                              1,000,000                1,007,422

OREGON--3.4%

Gilliam County, SWDR, VRDN

  (Waste Management Project)

   .90% (LOC; JPMorgan Chase Bank)                                                            8,500,000  (a)           8,500,000

Portland, EDR, VRDN

  (Broadway Project) .88% (Insured; AMBAC and

   Liquidity Facility; Key Bank)                                                              4,500,000  (a)           4,500,000

PENNSYLVANIA--10.3%

Chester County Industrial Development Authority

  Revenue, VRDN (University Student Housing Project)

   .95% (LOC; Citizens Bank of Pennsylvania)                                                  4,305,000  (a)           4,305,000

Dauphin County General Authority, Revenue, VRDN

  School District Pooled Financing Program

  .85% (Insured; AMBAC and Liquidity Facility;

   Bank of Nova Scotia)                                                                       8,475,000  (a)           8,475,000

Lancaster Industrial Development Authority, Revenue

  VRDN (Student Lodging and Services)

   .95% (LOC; Fulton Bank)                                                                    4,725,000  (a)           4,725,000

Mount Lebanon School District, GO Notes, VRDN

  Merlots Program .92% (Insured; MBIA and

   Liquidity Facility; Wachovia Bank)                                                         4,995,000  (a)           4,995,000

Pennsylvania Economic Development Financing Authority

  Exempt Facilities Revenue, VRDN

  (Reliant Energy Seward Project)

   .90% (LOC; Westdeutsche Landesbank)                                                        5,000,000  (a)           5,000,000

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue, VRDN

  (Philadelphia Protestant Home)

   .95% (LOC; Fleet National Bank)                                                            2,000,000  (a)           2,000,000

West Cornwall Township Municipal Authority, GO Notes

  Refunding, VRDN (Bethlehem School District Project)

  .88% (Insured; FSA and Liquidity Facility;

   Dexia Credit Locale)                                                                      10,000,000  (a)          10,000,000

RHODE ISLAND--.8%

Rhode Island Housing and Mortgage Finance Corporation

  Revenue, VRDN, Merlots Program

   .97% (Liquidity Facility; Wachovia Bank)                                                   2,945,000  (a)           2,945,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--1.6%

Greenville County, GO Notes, BAN 1.78%, 11/25/2003                                            1,000,000                1,000,000

South Carolina Association of Governmental Organizations

   COP 1.50%, 4/14/2004                                                                       5,000,000                5,013,762

TENNESSEE--6.9%

Blount County Public Building Authority, Revenue, VRDN

  Local Government Public Improvement Program

  .87% (Insured; AMBAC and Liquidity Facility;

   Regions Bank)                                                                              4,045,000  (a)           4,045,000

Chattanooga Metropolitan Airport Authority, Revenue

   Refunding, VRDN 1% (LOC; First Tennessee Bank)                                             9,125,000  (a)           9,125,000

Knoxville Utilities Board, Electricial Revenue

  VRDN .81% (Insured; FSA and Liquidity Facility;

   Suntrust Bank)                                                                             3,400,000  (a)           3,400,000

Metropolitan Government Nashville and Davidson County

  Health and Educational Facilities Board, MFHR

  Refunding, VRDN (Brentwood Oaks Apartments)

   .93% (Insured; FNMA and Liquidity Facility; FNMA)                                          9,720,000  (a)           9,720,000

TEXAS--16.4%

Brazos River Authority, PCR, Refunding, VRDN

  (TXU Energy Company Project)

   .89% (LOC; JPMorgan Chase Bank)                                                            5,500,000  (a)           5,500,000

El Paso Industrial Development Authority, IDR

  VRDN (El Paso School District Limited Project)

   1.05% (LOC; JPMorgan Chase Bank)                                                             800,000  (a)             800,000

Harris County Health Facilities Development Authority

  Revenue, VRDN (Texas Childrens Hospital)

  .87% (Insured; MBIA and Liquidity Facility;

   JPMorgan Chase Bank)                                                                       3,800,000  (a)           3,800,000

Harris County Industrial Development Corporation, SWDR

   VRDN (Exxon Project) .85%                                                                  4,800,000  (a)           4,800,000

Houston Water and Sewer Authority, CP

  .85%, 10/9/2003 (Liquidity Facility: Bayerishe

   Landesbank and Westdeutsche Landesbank)                                                    5,000,000                5,000,000

Lower Colorado River Authority, LR, VRDN

   .98% (Insured; FSA and Liquidity Facility; BNP Paribas)                                    3,170,000  (a)           3,170,000

Lower Neches Valley Authority Industrial Development

  Corporation, Exempt Facilities Revenue, VRDN

  (Onyx Environmental Services)

   .95% (LOC; Fleet National Bank)                                                            3,400,000  (a)           3,400,000


                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Northside Independent School District, GO Notes
   Refunding 1%, 8/1/2004
   (Liquidity Facility; Bank of America)                                                      4,000,000                4,000,000

Port Development Corporation, Marine Terminal Revenue

  VRDN (Pasadena Terminal Project)

   1.10% (LOC; Deutsche Bank)                                                                 2,420,000  (a)           2,420,000

Port of Port Arthur Navigation District

  Environmental Facilities Revenue, Refunding

   VRDN (Motiva Enterprises Project) 1%                                                       5,945,000  (a)           5,945,000

State of Texas:

  (College Student Loan) SLR, Refunding

    .95%, 7/1/2004 (Liquidity Facility; Landesbank

      Hessen Thuringen Girozentrale)                                                          7,000,000                7,000,000

   TRAN 2%, 8/31/2004                                                                         7,000,000                7,056,420

Texas Association of School Boards, COP, TAN

   2%, 3/8/2004                                                                               4,850,000                4,873,862

Texas Municipal Power Agency, CP

  .85%, 10/8/2003 (Liquidity Facility; Bayerishe

  Landesbank, JPMorgan Chase Bank and

   State Street Bank and Trust Company)                                                       5,000,000                5,000,000

UTAH--3.7%

Davis County, GO Notes, TRAN

   2%, 12/30/2003                                                                             3,900,000                3,913,368

Salt Lake County, GO Notes, TRAN

   1.50%, 12/30/2003                                                                          4,000,000                4,008,598

Utah Housing Finance Agency, MFHR

  Refunding, VRDN (Candlestick Apartments LLC)

   .90% (Insured; FNMA and Liquidity Facility; FNMA)                                          6,400,000  (a)           6,400,000

VIRGINIA--2.4%

Hanover County Industrial Development Authority, IDR

  VRDN (Iron and Metal Company Project)

   .95% (LOC; Branch Banking and Trust Company)                                               4,150,000  (a)           4,150,000

Patrick County Industrial Development Authority

  IDR, VRDN (Narroflex Inc. Project)

   .90% (LOC; HSBC Bank USA)                                                                  5,000,000  (a)           5,000,000

WASHINGTON--4.6%

Port Chehalis Industrial Development Corporation

  Revenue, VRDN (JLT Holding LLC Project)

   1.03% (LOC; Key Bank)                                                                      3,200,000  (a)           3,200,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                         Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

State of Washington, GO Notes, VRDN

  Merlots Program .92% (Insured: FGIC and MBIA and

   Liquidity Facility; Wachovia Bank)                                                         5,000,000  (a)           5,000,000

Washington Housing Finance Commission, MFHR

  Refunding, VRDN (Avalon Ridge Apartments Project)

   .90% (Insured; FNMA)                                                                       9,255,000  (a)           9,255,000

WEST VIRGINIA--1.3%

West Virginia Hospital Finance Authority, Revenue

  VRDN, WVHA Pooled Financing Program

   .90% (LOC; One Valley Bank)                                                                4,840,000  (a)           4,840,000

WISCONSIN--2.2%

Milwaukee Metropolitan Sewerage District, GO Notes

   4.50%, 10/1/2003                                                                           3,275,000                3,284,031

City of Watertown, GO Notes, BAN

   1.50%, 3/24/2004                                                                           1,975,000                1,975,612

Wisconsin Health and Educational Facilities Authority

   Revenue, VRDN (Mequon Jewish Project)
   .88% (LOC; Bank One)                                                                       3,250,000  (a)           3,250,000

WYOMING--2.5%

Campbell County, IDR

  (Two Elk Power General Station Project)

   1.60%, 12/3/2003 (Insured; Bayerische Landesbank)                                          9,500,000                9,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $391,761,300)                                                            102.2%              391,761,300

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.2%)              (8,615,679)

NET ASSETS                                                                                       100.0%              383,145,621


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

BAN                 Bond Anticipation Notes

COP                 Certificate of Participation

CP                  Commercial Paper

EDR                 Economic Development Revenue

FGIC                Financial Guaranty Insurance
                        Company

FNMA                Federal National Mortgage
                        Association

FSA                 Financial Security Assurance

GO                  General Obligation

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LOR                 Limited Obligation Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

RAW                 Revenue Anticipation Warrants

SLR                 Student Loan Revenue

SWDR                Solid Waste Disposal Revenue

TAN                 Tax Anticipation Notes

TRAN                Tax and Revenue Anticipation Notes

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               85.0

AAA, AA, A (b)                   Aaa, Aa, A (b)                  AAA, AA, A (b)                                    4.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                    10.8

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           391,761,300   391,761,300

Cash                                                                  2,608,303

Interest receivable                                                     908,222

Prepaid expenses                                                         17,965

                                                                    395,295,790
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           116,068

Payable for investment securities purchased                          11,930,282

Payable for shares of Common Stock redeemed                              46,661

Accrued expenses and other liabilities                                   57,158

                                                                     12,150,169
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      383,145,621
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     383,151,958

Accumulated net realized gain (loss) on investments                     (6,337)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      383,145,621
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)       383,151,958

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,242,118

EXPENSES:

Management fee--Note 2(a)                                            1,988,677

Shareholder servicing costs--Note 2(b)                                 277,196

Custodian fees                                                          45,667

Professional fees                                                       43,470

Registration fees                                                       20,900

Prospectus and shareholders' reports                                    15,650

Directors' fees and expenses--Note 2(c)                                  7,697

Miscellaneous                                                           16,138

TOTAL EXPENSES                                                       2,415,395

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (625,586)

NET EXPENSES                                                         1,789,809

INVESTMENT INCOME--NET                                               3,452,309
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 38,985

Net unrealized appreciation (depreciation) on investments              (2,785)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  36,200

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,488,509

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2003               2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,452,309           5,834,240

Net realized gain (loss) from investments          38,985              17,226

Net unrealized appreciation (depreciation)
   of investments                                  (2,785)              2,785

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,488,509           5,854,251
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (3,452,309)          (5,834,240)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 250,291,172         286,304,972

Dividends reinvested                            3,248,756           5,477,922

Cost of shares redeemed                     (286,392,400)        (328,288,823)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (32,852,472)         (36,505,929)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (32,816,272)         (36,485,918)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           415,961,893          452,447,811

END OF PERIOD                                 383,145,621          415,961,893

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                     Year Ended August 31,
                                                                  ------------------------------------------------------------------
                                                                 2003           2002          2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .009           .013          .032           .034          .029

Distributions:

Dividends from investment income--net                            (.009)         (.013)        (.032)         (.034)        (.029)

Net asset value, end of period                                   1.00           1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .87           1.36          3.26           3.47          2.90
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45           .45            .45           .45

Ratio of net investment income
   to average net assets                                          .87           1.35          3.22           3.39          2.86

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .16            .15           .15            .15           .15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         383,146        415,962       452,448        490,964       609,532

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the "fund" ) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

On January 16, 2003, the Board of Director's approved, effective March 31, 2003, a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change in the fund's name from "Dreyfus BASIC Municipal Money Market Portfolio" to "Dreyfus BASIC Municipal Money Market Fund".

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, fund valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the funds's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $36,435 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $6,337 is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, the carryover expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, were all tax exempt income.

At August 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $625,586 during the period ended August 31, 2003.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $204,035 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $42,993 pursuant to the transfer agency agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors  Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the funds comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with auditing standards generally accepted in
the United States.                                          /s/ERNST & YOUNG LLP


New York, New York

October 9, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income--net during the fiscal year ended August 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (62)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

*    President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidated Edison, Inc., a utility company, Director

*    Phoenix Companies, Inc., a life insurance company, Director

*    Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


Joni Evans (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Isabella Stewart Gardner Museum, Trustee

*    John Merck Fund, a charitable trust, Trustee

*    Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES


                  For More Information

                        Dreyfus BASIC
                        Municipal Money
                        Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  122AR0803



      Dreyfus BASIC
      New Jersey Municipal
      Money Market Fund

      ANNUAL REPORT August 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                            26   Board Members Information

                            28   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                           New Jersey Municipal
                                                              Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. At the same time, the Federal Reserve Board has reaffirmed its commitment to keeping interest rates near today's historically low levels. Therefore, we expect tax-exempt money market yields to remain relatively stable for the foreseeable future.

We believe that it is important for investors to remember that tax-exempt money market funds have continued to achieve their primary objective of preserving their shareholders' capital. For emergency reserves and money earmarked for near-term needs, we believe that money market funds remain a sound investment. As always, we encourage you to talk with your financial advisor about investment challenges and opportunities as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus BASIC New Jersey Municipal Money Market Fund perform during the period?

For the 12-month period ended August 31, 2003, the fund produced a yield of 0.89% . Taking into account the effects of compounding, the fund produced an effective yield of 0.89%.(1)

We attribute the fund' s modest returns during the reporting period to lower short-term interest rates, including reductions in the federal funds rate by the Federal Reserve Board (the "Fed") in November 2002 and June 2003.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests substantially all of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

In pursuing this investment approach, we employ two primary strategies. First, we attempt to add value by constructing a diverse portfolio of high-quality, tax-exempt money market instruments from New Jersey-exempt issuers. Second, we actively manage the fund's average maturity in anticipation of what we believe are interest-rate trends and supply-and-demand changes in New Jersey' s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average weighted maturity of the fund, which should position the fund to purchase new securities with higher yields, if higher yields materialize as a result of the increase in supply. Yields tend to rise

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which if purchased, would tend to lengthen the fund's average weighted maturity. If we anticipate limited new-issue supply, we may extend the fund's average maturity to maintain then-current yields for as long as we deem practical. At other times, we typically try to maintain an average weighted maturity that reflects our view of short-term, interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Short-term interest rates trended lower during most of the reporting period. In an attempt to stimulate renewed economic growth, the Fed reduced short-term interest rates by 50 basis points in November 2002 and by 25 basis points in June 2003, driving the benchmark federal funds rate to a 45-year low of 1%

Downward pressure on money market yields was intensified by ongoing investor demand for short-term, tax-exempt securities. During the reporting period's first half, uncertainty related to the war in Iraq contributed to investors' cautious attitudes. Despite the success of combat operations in early April, a stock market rally and mounting signs of economic recovery, investor demand for tax-exempt money market instruments remained relatively strong through the reporting period's end.

The weak economy influenced the fund and tax-exempt money markets in other ways as well. Due to lower than expected tax revenues, most states and municipalities faced widening budget deficits. New Jersey's fiscal problems were severe enough to cause one of the major credit-rating agencies to place the state on "negative outlook" in early 2003. Toward the end of the reporting period, however, New Jersey bridged its budget gap for the 2004 fiscal year by passing a $24 billion balanced budget that includes $600 million in tax and fee increases as well as cuts in spending on the arts, higher education and property-tax rebates.


In this challenging environment, we focused on local issuers that we consider fiscally sound. Throughout the reporting period, we generally maintained the portfolio' s weighted average maturity at a point that was longer than other New Jersey municipal money market funds. This proved advantageous as it enabled us to lock in prevailing higher yields as short term rates fell. Toward the end of the reporting period, we began to extend the fund's weighted average maturity even further as yield differences widened. This shift was a result of our efforts to reduce the fund's holdings of relatively low-yielding variable-rate demand notes, on which yields are reset daily or weekly, in favor of what we regarded as more attractive yields among longer-term municipal notes.

What is the fund's current strategy?

Amid more convincing signs of economic recovery, the yield differences between very short-term money market instruments and one-year municipal notes have widened. Accordingly, we have taken advantage of opportunities to build a " laddered" portfolio of municipal notes that mature in stages over the next year. In our view, this strategy seeks to strike a balance between the fund's ability to capture potential investment opportunities and its ability to manage the risks of unexpected interest-rate declines.

September 15, 2003

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW JERSEY RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                             The Fund

STATEMENT OF INVESTMENTS

August 31, 2003


                                                                                             Principal
TAX EXEMPT INVESTMENTS--99.4%                                                                Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--97.0%

Avalon School District, GO Notes, BAN

   2.125%, 12/11/2003                                                                         2,000,000                2,004,173

Bergen County, GO Notes 3.625%, 9/1/2004                                                        725,000                  742,589

Bergen County Utilities Authority, Water Pollution Control

   Revenue 5.60%, 12/15/2003 (Insured; FGIC)                                                    100,000                  101,255

Township of Berlin, GO Notes

   Refunding 2%, 1/1/2004 (Insured; MBIA)                                                       160,000                  160,372

Camden County, GO Notes

   5.05%, 2/1/2004 (Insured; MBIA)                                                            1,000,000                1,016,693

Borough of Carteret, GO Notes, General Improvement

   3.40%, 11/15/2003 (Insured; MBIA)                                                            300,000                  301,150

Township of Cherry Hill Fire District Number 13

   GO Notes 2.75%, 9/1/2003                                                                     200,000                  200,007

Township of Chester School District, GO Notes

   5%, 9/1/2003 (Insured; FSA)                                                                  250,000                  250,025

Clearview Regional High School District, GO Notes

   3%, 2/15/2004 (Insured; FGIC)                                                                240,000                  241,915

Township of Clinton, GO Notes, General Improvement

   3.625%, 7/1/2004 (Insured; MBIA)                                                             220,000                  224,581

Township of Colts Neck, GO Notes

   BAN 2%, 12/15/2003                                                                         1,453,500                1,456,313

Borough of Cresskill, GO Notes 3.05%, 4/15/2004

   (Insured; MBIA)                                                                              205,000                  207,265

Cumberland County, GO Notes, Refunding

   General Improvement 2.50%, 9/15/2003 (Insured; MBIA)                                         600,000                  600,277

Delaware River Port Authority Pennsylvania and

  New Jersey, General Fund Revenue, Refunding

   5.25%, 1/1/2004 (Insured; AMBAC)                                                             500,000                  506,706

Borough of Dumont, GO Notes, General Improvement

   3.25%, 5/1/2004 (Insured; FSA)                                                               110,000                  111,450

Township of East Amwell, GO Notes, General Improvement

   3.75%, 2/15/2004 (Insured; MBIA)                                                             100,000                  101,133

Township of Eastampton, GO Notes

   3.25%, 7/1/2004 (Insured; MBIA)                                                              220,000                  223,895

Township of East Hanover, GO Notes, BAN

   1.75%, 6/16/2004                                                                             247,500                  248,463

Township of East Hanover School District, GO Notes

   3.70%, 1/15/2004 (Insured; FSA)                                                              295,000                  297,674

City of Elizabeth, GO Notes, General Improvement

   3%, 5/15/2004 (Insured; MBIA)                                                                200,000                  202,438


                                                                                                 Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                               Amount ($)             Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Borough of Elmwood Park, GO Notes

   3%, 5/15/2004 (Insured; FSA)                                                                 245,000                  247,988

Essex County, GO Notes, Refunding

   5%, 11/15/2003 (Insured; FGIC)                                                               150,000                  151,188

Essex County Improvement Authority, LR

  (Lease Gibraltar Building Project)

   4.40%, 12/1/2003 (Insured; FGIC)                                                             100,000                  100,777

Borough of Fort Lee, GO Notes 4.375%, 2/1/2004                                                  125,000                  126,587

Township of Franklin Somerset County, GO Notes

   Refunding 3%, 11/1/2003 (Insured; FSA)                                                       505,000                  506,428

Township of Galloway, GO Notes:

   General Improvement 3.50%, 12/1/2003 (Insured; MBIA)                                         150,000                  150,776

   (Sewer Utilities) 3.50%, 12/1/2003 (Insured; MBIA)                                           150,000                  150,776

Garden State Open Space and Farmland Preservation Trust

  Recreational Revenue, VRDN, Stars Certificate Program

   .92% (Insured; FSA and Liquidity Facility; BNP Paribas)                                    5,000,000  (a)           5,000,000

Gloucester County Improvement Authority, LR

   4.50%, 12/1/2003 (Insured; FSA)                                                              100,000                  100,836

Hackettstown Municipal Utilities Authority, Revenue

   4.95%, 10/1/2003 (Insured; FGIC)                                                             100,000                  100,308

Borough of Ho-Ho-Kus, GO Notes

   2.95%, 5/1/2004 (Insured; AMBAC)                                                             325,000                  328,641

Borough of Hopatcong, GO Notes

   3.50%, 8/1/2004 (Insured; FSA)                                                               180,000                  183,919

Hudson County, GO Notes (County College)

   4%, 7/15/2004 (Insured; MBIA)                                                                600,000                  615,090

Hunterdon County, GO Notes, Refunding 2%, 5/1/2004                                              130,000                  130,642

Jersey City, GO Notes, Refunding

   4.70%, 10/1/2003 (Insured; AMBAC)                                                            200,000                  200,478

Town of Kearny, GO Notes, Refunding

   2%, 2/1/2004 (Insured; FSA)                                                                  700,000                  702,241

Kearny Municipal Utility Authority, Revenue

   Refunding 2%, 11/15/2003 (Insured; FGIC)                                                     300,000                  300,499

Borough of Kenilworth, GO Notes

   5%, 8/15/2004 (Insured; MBIA)                                                                175,000                  181,366

Township of Lakewood, GO Notes, General

   Improvement 3.50%, 10/1/2003 (Insured; MBIA)                                                 525,000                  525,832

Linden, GO Notes 2.50%, 10/15/2003 (Insured; AMBAC)                                             185,000                  185,154

Township of Little Falls, GO Notes, General Improvement

   3.50%, 8/1/2004 (Insured; FSA)                                                               130,000                  132,856

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Township of Lumberton, GO Notes, Refunding

   2%, 2/1/2004 (Insured; FSA)                                                                  245,000                  245,765

Township of Lyndhurst, GO Notes, Refunding

   2%, 10/1/2003 (Insured; MBIA)                                                                135,000                  135,109

Township of Mahwah School District, GO Notes

   3.60%, 8/15/2004 (Insured; FSA)                                                              215,000                  219,976

Manalapan-Englishtown Regional Board of Education

   GO Notes 5%, 5/1/2004                                                                        100,000                  102,542

Matawan-Aberdeen Regional School District

   GO Notes 4%, 9/15/2003 (Insured; FGIC)                                                       175,000                  175,185

Township of Medford Board of Education, GO Notes

   4.50%, 3/1/2004 (Insured; FGIC)                                                              470,000                  478,030

Township of Mendham, GO Notes 3%, 9/1/2003                                                      225,000                  225,009

Mercer County, GO Notes:

   4.35%, 5/1/2004 (Insured; MBIA)                                                              250,000                  255,106

   5%, 9/1/2003                                                                                 250,000                  250,024

Mercer County Improvement Authority:

   LR (Trenton Improvements Project) 3%, 8/1/2004                                               125,000                  127,096

   Revenue, Refunding (Donnelly Hospital Project)

      2%, 8/1/2004                                                                              790,000                  795,875

Township of Middle School District, GO Notes, GAN

   2%, 10/17/2003                                                                             1,500,000                1,500,911

Middlesex County, GO Notes 5.70%, 10/1/2003                                                     100,000                  100,277

Monmouth County Improvement Authority, Revenue

   (Governmental Loan) 2%, 12/1/2003 (Insured; FSA)                                             825,000                  826,016

Township of Monroe Middlesex County, GO Notes

   3.40%, 4/1/2004 (Insured; FGIC)                                                              440,000                  445,582

Township of Monroe Municipal Utilities Authority

   Water Revenue, Refunding 2%, 2/1/2004 (Insured; FSA)                                         475,000                  476,482

Township of Montclair, GO Notes, General Improvement

   4.90%, 1/1/2004 (Insured; MBIA)                                                              500,000                  505,984

Township of Montville Municipal Utility Authority, Revenue

   Refunding 4.50%, 12/1/2003 (Insured; AMBAC)                                                  310,000                  312,293

Township of Moorestown, GO Notes, General

   Improvement 2%, 5/1/2004 (Insured; MBIA)                                                     585,000                  587,891

Morris County Improvement Authority, LR

   Guaranteed Authority Pooled Program 2%, 8/15/2004                                            370,000                  373,211

Morris Plains School District, GO Notes

   3.25%, 2/15/2004 (Insured; FSA)                                                              240,000                  242,188

Township of Mount Laurel, GO Notes

   5.15%, 10/1/2003 (Insured; FSA)                                                              200,000                  200,648


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Brunswick Parking Authority, Auto Parking Revenue

   2%, 9/1/2003 (Insured; MBIA)                                                                 150,000                  150,001

State of New Jersey:

   COP, Refunding 5%, 6/15/2004                                                               1,100,000                1,133,414

   GO Notes:

      5.25%, 3/1/2004                                                                           100,000                  101,973

      4%, 8/1/2004                                                                              200,000                  205,252

      Refunding:

         6.25%, 1/15/2004                                                                       400,000                  407,344

         5.50%, 2/15/2004                                                                       245,000                  249,780

      VRDN (Municipal Securities Trust Receipts)

         .90% (Liquidity Facility; JPMorgan Chase Bank)                                         270,000  (a)             270,000

New Jersey Economic Development Authority:

  Market Transition Facility Revenue:

      7%, 7/1/2004 (Insured; MBIA)                                                            1,350,000                1,415,394

      Refunding 3%, 7/1/2004 (Insured; MBIA)                                                    150,000                  152,386

   Revenue (The Wardlaw-Hartridge School)

      5.15%, 10/1/2003 (LOC; Wachovia Bank)                                                     135,000                  135,426

   Transit Revenue (Transportation Project Sublease):

      4.50%, 5/1/2004 (Insured; FSA)                                                            200,000                  204,486

      5%, 5/1/2004 (Insured; FSA)                                                               100,000                  102,602

   VRDN:

      EDR:

         (AJV Holdings LLC Project)

            .85% (LOC; JPMorgan Chase Bank)                                                     900,000  (a)             900,000

         (ARND LLC Project)

            .98% (LOC: Comerica Bank and Sovereign Bank)                                      5,630,000  (a)           5,630,000

         (AVP Realty Holdings) .90% (LOC; PNC Bank)                                             350,000  (a)             350,000

         (Challenge Printing Project)

            1% (LOC; Wachovia Bank)                                                           1,840,000  (a)           1,840,000

         (Fieldstone Corporation)

            .90% (LOC; PNC Bank)                                                                750,000  (a)             750,000

         (Hathaway Association LLC Project)

            1% (LOC; Wachovia Bank)                                                           3,680,000  (a)           3,680,000

         (RCC Properties LLC Project)

            1% (LOC; Wachovia Bank)                                                           2,235,000  (a)           2,235,000

         Refunding (RDR Investment Company LLC)

            1% (LOC; Wachovia Bank)                                                             500,000  (a)             500,000

         (South Van Brunt Properties LLC)

            1% (LOC; Wachovia Bank)                                                           2,035,000  (a)           2,035,000

         (Stamato Realty LLC Project)

            .87% (LOC; Valley National Bank)                                                  4,800,000  (a)           4,800,000

         (Steel Craft Industries Corporation Project)

            1% (LOC; Wachovia Bank)                                                           2,360,000  (a)           2,360,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Economic Development Authority (continued):

  VRDN (continued):

    EDR (continued):

         (Stone Brothers Secaucus Project)

            .88% (LOC; Valley National Bank)                                                  1,855,000  (a)           1,855,000

         (The Center School Project)

            .85% (LOC; Fleet Bank)                                                            1,400,000  (a)           1,400,000

         (United Window and Door Manufacturing Inc.)

            1% (LOC; Wachovia Bank)                                                             800,000  (a)             800,000

         (Wearbest Sil-Tex Mills Project)

            1.05% (LOC; The Bank of New York)                                                 3,085,000  (a)           3,085,000

      IDR (Pennwell Holdings LLC Project)

         1% (LOC; Wachovia Bank)                                                              3,170,000  (a)           3,170,000

      Industrial Revenue:

         (Adam Spence Corporation Project)

            .95% (LOC; Wachovia Bank)                                                         1,430,000  (a)           1,430,000

         (E.P. Henry Corporation)

            .90% (LOC; PNC Bank)                                                                100,000  (a)             100,000

         (Falcon Safety Products Project)

            .90% (LOC; PNC Bank)                                                              3,000,000  (a)           3,000,000

         (Joe and James Moreng)

            .95% (LOC; Wachovia Bank)                                                         1,945,000  (a)           1,945,000

         (Melrich Road Development Corporation)

            1% (LOC; Wachovia Bank)                                                           2,370,000  (a)           2,370,000

         Refunding (Station Plaza Park and Ride)

            .95% (LOC; Wachovia Bank)                                                         3,600,000  (a)           3,600,000

      Private Schools Revenue (Stuart Country Day

         School) .90% (LOC; Allied Irish Bank)                                                2,600,000  (a)           2,600,000

      Revenue:

         (Bethany Baptist Church Project)

            .90% (LOC; Wachovia Bank)                                                         2,415,000  (a)           2,415,000

         (Economic Growth)

            .85% (LOC; HSBC Bank USA)                                                         1,155,000  (a)           1,155,000

         (Four Woodbury Mews Project)

            .93% (LOC; Fleet National Bank)                                                   5,000,000  (a)           5,000,000

         (Venice Maid Foods Project)

            .95% (LOC; ABN-AMRO)                                                              1,000,000  (a)           1,000,000

      Special Facility Revenue (Port Newark

         Container LLC) .89% (LOC; Citibank)                                                  1,400,000  (a)           1,400,000

New Jersey Environmental Infrastructure Trust, Revenue:

   4%, 9/1/2003                                                                                 100,000                  100,007

   5%, 9/1/2003                                                                                 800,000                  800,081


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

New Jersey Health Care Facilities Financing Authority

  Revenue, VRDN (RWJ Health Care Corporation)

   .90% (LOC: Commerce Bank and The Bank of New York)                                         6,000,000  (a)           6,000,000

New Jersey State Educational Facilities Authority:

  LR (Higher Education Equipment Leasing Fund)

      4%, 9/1/2003                                                                            1,200,000                1,200,081

   Revenue:

      (Capital Improvement Fund)

         5%, 9/1/2003                                                                           125,000                  125,012

      (Higher Education Facilities Trust Fund)

         5.125%, 9/1/2003 (Insured; AMBAC)                                                      300,000                  300,031

New Jersey State Transit Corporation:

  COP:

      5%, 9/15/2003 (Insured; AMBAC)                                                            450,000                  450,635

      5.25%, 9/15/2003 (Insured; AMBAC)                                                         800,000                  801,245

   Grant Revenue, GAN:

      5.25%, 2/1/2004 (Insured; AMBAC)                                                          300,000                  305,275

      5.50%, 2/1/2004 (Insured; AMBAC)                                                          100,000                  101,836

   Transit Revenue, GAN

      5.50%, 9/1/2003 (Insured; FSA)                                                            800,000                  800,088

New Jersey State Transportation Trust Fund Authority

  Transportation System Revenue:

      6.25%, 12/15/2003                                                                         125,000  (b)             126,777

      4.75%, 6/15/2004                                                                          370,000                  380,398

      5%, 6/15/2004                                                                             250,000                  257,605

New Jersey Waste Water Treatment Trust, Sewer Revenue

  Refunding:

      6.25%, 5/15/2004 (Insured; MBIA)                                                          100,000                  103,487

      5%, 6/15/2004                                                                             250,000                  257,393

Newark, GO Notes 4%, 7/15/2004 (Insured; FSA)                                                   657,000                  673,696

Newark Housing Authority, MFHR, VRDN

  1.03% (Liquidity Facility; Merrill Lynch and

   LOC; Merrill Lynch)                                                                        1,000,000  (a)           1,000,000

Township of North Bergen, GO Notes

   3%, 4/1/2004 (Insured; MBIA)                                                                 203,000                  205,047

North Brunswick Township Board of Education, GO Notes

   6.25%, 2/1/2004                                                                              100,000                  102,065

North Jersey District Water Supply Commission

  Water Revenue, Refunding (Wanaque North Project)

   2%, 11/15/2003 (Insured; MBIA)                                                               100,000                  100,195

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Northfield, GO Notes 2.50%, 9/1/2003 (Insured; FGIC)                                            270,000                  270,007

Ocean City, GO Notes, General Improvement

   2.50%, 12/15/2003 (Insured; AMBAC)                                                           475,000                  476,504

Ocean County Utilities Authority, Wastewater Revenue:

   6.125%, 1/1/2004                                                                             100,000                  101,638

   Refunding 5%, 1/1/2004                                                                       250,000                  253,239

Borough of Ocean Gate, GO Notes, General Improvement

   4.125%, 3/1/2004 (Insured; AMBAC)                                                             90,000                  91,274

Oceanport, GO Notes, BAN 2%, 5/11/2004                                                        1,069,825                1,076,039

Township of Old Bridge, GO Notes:

   3.55%, 12/1/2003 (Insured; FSA)                                                              250,000                  251,325

   BAN 1.625%, 2/4/2004                                                                       2,432,500                2,436,347

Park Ridge Board of Education, Revenue

   GAN 1.90%, 8/13/2004                                                                       1,340,000                1,348,776

Township of Parsippany-Troy Hills, GO Notes:

   2.50%, 10/1/2003 (Insured; MBIA)                                                           1,255,000                1,256,001

   Refunding 6%, 4/1/2004                                                                       100,000                  102,734

County of Passaic, GO Notes, General Improvement

   3%, 3/15/2004 (Insured; FGIC)                                                                415,000                  418,973

Township of Pequannock, GO Notes

   1.50%, 6/1/2004 (Insured; MBIA)                                                              155,000                  155,460

City of Perth Amboy, GO Notes, Refunding

   4.85%, 9/1/2004 (Insured; FSA)                                                               265,000                  274,476

Piscataway Township School District, COP

   Refunding 2%, 1/1/2004 (Insured; MBIA)                                                       230,000                  230,607

Pitman, GO Notes, Refunding

   2.75%, 11/15/2003 (Insured; FGIC)                                                            155,000                  155,523

Port Authority of New York and New Jersey:

  Revenue:

      5%, 9/1/2003 (Insured; MBIA)                                                              100,000                  100,010

      2%, 10/15/2003                                                                            500,000                  500,592

      4.125%, 12/1/2003                                                                         200,000                  201,426

      3.625, 4/15/2004                                                                          200,000                  202,917

      5.25, 7/15/2004 (Insured; FSA)                                                            150,000                  155,004

   Special Obligation Revenue, VRDN

      Merlots Program .92% (Insured; MBIA and

      Liquidity Facility; Wachovia Bank)                                                        995,000  (a)             995,000

Rancocas Valley Regional High School District

   GO Notes 5.30%, 2/1/2004 (Insured; FGIC)                                                     105,000                  106,772

Riverdale Borough School District, GO Notes

   3.05%, 4/1/2004 (Insured; FSA)                                                               225,000                  227,332


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                             Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Township of Roxbury, GO Notes, General Improvement

   and Water Utility 2.625%, 2/1/2004 (Insured; FGIC)                                           220,000                  221,260

Salem County Industrial Pollution

  Control Financing Authority

   Industrial Revenue, VRDN (EI Dupont) 1%                                                      200,000  (a)             200,000

Secaucus School District, Revenue, Temporary Notes

   1.50%, 1/21/2004                                                                           2,168,338                2,172,488

Shamong Township Board of Education, GO Notes

   Refunding 2.50%, 5/15/2004 (Insured; MBIA)                                                   295,000                  298,090

Somers Point, GO Notes, General Improvement

   2.50%, 8/15/2004 (Insured; MBIA)                                                             300,000                  303,824

Somerset County Improvement Authority, County

   Guaranteed Capital Equipment Revenue
   2.70%, 3/15/2004                                                                             650,000                  655,881

Somerset County Industrial Pollution Control Financing

  Authority, Industrial Revenue, Refunding, VRDN

   (American Cyanamid) 1.35%                                                                    200,000  (a)             200,000

Township of South Brunswick, GO Notes:

   General Improvement
      3.50%, 1/15/2004 (Insured; MBIA)                                                          325,000                  327,637

   Refunding 1.875%, 4/1/2004                                                                   590,000                  592,295

Township of South Hackensack Board of Education

   GO Notes 3.50%, 2/15/2004 (Insured; FSA)                                                     165,000                  166,693

Township of Sparta, GO Notes, BAN

   1.70%, 1/16/2004                                                                           2,319,449                2,323,316

Springfield Township School District, GO Notes

   3%, 6/15/2004 (Insured; FSA)                                                                 255,000                  258,980

Stanhope School District, GO Notes

   3.50%, 4/15/2004 (Insured; FSA)                                                              165,000                  167,280

City of Summit, GO Notes 3.75%, 5/1/2004                                                        514,000                  522,463

Swedesboro Woolwich Consolidated School District

   GO Notes 4.60%, 2/15/2004 (Insured; FGIC)                                                    130,000                  131,972

Tinton Falls, GO Notes, BAN 1.70%, 1/30/2004                                                  1,035,000                1,036,901

Tobacco Settlement Financing Corporation, Revenue

   VRDN 1.02% (Liquidity Facility; Merrill Lynch)                                             4,995,000  (a)           4,995,000

Trenton, GO Notes
   4.80%, 10/15/2003 (Insured; MBIA)                                                            130,000                  130,548

Union County Improvement Authority, Revenue

  (Guaranteed Lease-Train Station)

   2%, 8/15/2004 (Insured; MBIA)                                                                205,000                  206,742

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY (CONTINUED)

Vineland, GO Notes (AMT Electric Utility)

   5.125%, 5/15/2004 (Insured; MBIA)                                                            750,000                  771,106

Township of Voorhees, GO Notes, BAN 2%, 2/11/2004                                               465,500                  467,029

Warren Hills Regional School District, COP, Refunding

   2%, 6/15/2004 (Insured; FSA)                                                                 405,000                  407,841

Township of Wayne, GO Notes, Refunding 2%, 10/1/2003                                            115,000                  115,092

Township of West New York, GO Notes, Refunding and

   Improvement 4.75%, 8/15/2004 (Insured; AMBAC)                                                700,000                  724,404

Wildwood, GO Notes, General Improvement

   3%, 1/1/2004 (Insured; MBIA)                                                                 770,000                  774,069

Township of Willingboro, GO Notes, Refunding

   2.50%, 2/1/2004 (Insured; FSA)                                                               100,000                  100,578

Woodcliff Lake, GO Notes, General Improvement

   2.70%, 2/1/2004 (Insured; MBIA)                                                              175,000                  176,085

U.S. RELATED--2.4%

Government of Guam, Limited Obligation Highway Revenue

   Refunding 3.50%, 5/1/2004 (Insured; FSA)                                                     100,000                  101,549

Commonwealth of Puerto Rico, GO Notes:

   5.30%, 7/1/2004 (Insured; MBIA)                                                              105,000                  108,673

   Refunding, Public Improvement

      5%, 7/1/2004 (Insured; MBIA)                                                              250,000                  257,724

Commonwealth of Puerto Rico Highway and

  Transportation Authority, Transportation Revenue

   4.10%, 7/1/2004 (Insured; AMBAC)                                                             350,000                  358,500

Puerto Rico Industrial Tourist Educational, Medical and

  Environmental Control Facility, Revenue

   VRDN (Bristol-Meyers Squibb Project) .86%                                                  2,500,000  (a)           2,500,000

Puerto Rico Municipal Finance Agency, GO Notes

   Refunding 5%, 8/1/2004 (Insured; FSA)                                                        100,000                  103,538
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $141,291,502)                                                             99.4%              141,291,502

CASH AND RECEIVABLES (NET)                                                                          .6%                  807,642

NET ASSETS                                                                                       100.0%              142,099,144


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

BAN                       Bond Anticipation Notes

COP                       Certificate of Participation

EDR                       Economic Development Revenue

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GAN                       Grant Anticipation Notes

GO                        General Obligation

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings

Fitch                or          Moody's               or        Standard & Poor's                             Value %
------------------------------------------------------------------------------------------------------------------------------------

F1+, F1                          VMIG1, MIG1, P1                 SP1+, SP1, A1+, A1                               29.8

AAA, AA, A (c)                   Aaa, Aa, A (c)                  AAA, AA, A (c)                                   34.5

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    35.7

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG AND SP RATED ARE REPRESENTED BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT AUGUST 31, 2003, THE FUND HAD $46,500,000 (32.7% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM INDUSTRIAL DEVELOPMENT.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           141,291,502   141,291,502

Cash                                                                  1,442,416

Interest receivable                                                     673,294

Prepaid expenses                                                          7,374

                                                                    143,414,586
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            35,522

Payable for investment securities purchased                           1,173,790

Payable for shares of Common Stock redeemed                              61,004

Accrued expenses                                                         45,126

                                                                      1,315,442
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,099,144
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     142,102,299

Accumulated net realized gain (loss) on investments                     (3,155)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      142,099,144
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(1 billion shares of $.001 par value Commmon Stock authorized)      142,102,299

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,873,550

EXPENSES:

Management fee--Note 2(a)                                              707,011

Shareholder servicing costs--Note 2(b)                                  80,538

Auditing fees                                                           36,410

Custodian fees                                                          20,990

Registration fees                                                       10,677

Prospectus and shareholders' reports                                    10,436

Legal fees                                                               6,032

Directors' fees and expenses--Note 2(c)                                  3,101

Miscellaneous                                                           20,481

TOTAL EXPENSES                                                         895,676

Less--reduction in management fee due to
  undertaking--Note 2(a)                                             (259,366)

NET EXPENSES                                                           636,310

INVESTMENT INCOME--NET                                               1,237,240
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   (949)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,236,291

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                     2003                2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,237,240           1,861,428

Net realized gain (loss) from investments           (949)                (692)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   1,236,291             1,860,736
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (1,237,240)          (1,861,428)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                  85,449,519          79,860,374

Dividends reinvested                            1,212,096           1,821,418

Cost of shares redeemed                      (69,407,084)         (84,424,571)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            17,254,531           (2,742,779)

TOTAL INCREASE (DECREASE) IN NET ASSETS       17,253,582           (2,743,471)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           124,845,562          127,589,033

END OF PERIOD                                 142,099,144          124,845,562

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended August 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .009           .014           .032           .033          .026

Distributions:

Dividends from investment income--net                            (.009)         (.014)         (.032)         (.033)        (.026)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                  .89           1.46           3.26           3.32          2.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45            .45           .45

Ratio of net investment income
   to average net assets                                          .87           1.45           3.21           3.27          2.59

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        .18            .17            .16            .18           .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         142,099        124,846        127,589         122,340      111,946

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a sales charge

On January 16, 2003, the Board of Directors approved, effective March 31, 2003, a change in the Company' s name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change in the fund's name from "Dreyfus BASIC New Jersey Municipal Money Market Portfolio" to "Dreyfus BASIC New Jersey Municipal Money Market Fund".

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.


The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings of $15,027 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis was substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $3,155 is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $1,514 of the carryover expires in fiscal 2007, $692 expires in fiscal 2010, and $949 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2003 and August 31, 2002, respectively, were all tax exempt income.

At August 31, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to reduce the management fee paid by the fund, if the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $259,366 during the period ended August 31, 2003.


(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $58,991 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2003, the fund was charged $9,667 pursuant to the transfer agency agreement.

(c) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the Series comprising Dreyfus Municipal Funds, Inc., as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles
generally accepted in the United States.                    /s/ERNST & YOUNG LLP


New York, New York
October 9, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2003 as "exempt-interest dividends" (not subject to regular federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

*    President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    Consolidated Edison, Inc., a utility company, Director

*    Phoenix Companies, Inc., a life insurance company, Director

*    Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


JONI EVANS (61)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.


ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of thze Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                  For More Information

                        Dreyfus BASIC
                        New Jersey Municipal
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  127AR0803



      Dreyfus Premier
      Select Intermediate
      Municipal Bond Fund

      ANNUAL REPORT August 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            19   Financial Highlights

                            21   Notes to Financial Statements

                            27   Report of Independent Auditors

                            28   Important Tax Information

                            29   Board Members Information

                            31   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                            Dreyfus Premier Select Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Intermediate Municipal Bond Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas Gaylor.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. However, better economic news took its toll on tax-exempt bonds during the summer. The more interest-rate-sensitive areas of the municipal bond market sold off sharply, causing their prices to decline commensurately.

The recent pickup in municipal bond yields that related to these price declines has, in our opinion, increased their relative attractiveness. We also believe that municipal bonds may become more valuable if states and municipalities raise certain taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enhance the rewards of tax-advantaged investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund's Class Z shares achieved a 2.60% total return.(1,2) Between their inception on March 31, 2003, and August 31, 2003, the fund's Class A, Class B and Class C shares achieved total returns of -0.78%, -0.89% and -1.02%, respectively. The Lehman Brothers 7-Year Municipal Bond Index, the fund's benchmark, achieved a 3.52% total return for the 12-month period and 0.06% for the period between March 31, 2003, and August 31, 2003.(3) In addition, the average total return for all funds reported in the Lipper Intermediate Municipal Debt Funds category was 2.48% over the 12-month reporting period.(4)

A severe market decline in July offset most of the price gains achieved by municipal bonds during the reporting period' s first 10 months. The fund's defensive positioning enabled it to withstand the brunt of the decline more effectively than most other funds in its Lipper category. The fund produced lower returns than its benchmark for the 12-month period, in part because the benchmark is not subject to fund fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. In pursuit of this objective, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio ranges between three and 10 years. The fund will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the fund's assets may be invested in municipal bonds with a credit quality lower than A, including bonds of below investment-grade credit quality ("high-yield" or "junk" bonds).

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During much of the reporting period, the fund was positively influenced by falling interest rates in a weak economy that was characterized by corporate scandals, a declining stock market and rising geopolitical tensions. In an attempt to ignite renewed growth, in November 2002 the Federal Reserve Board
(the   "Fed") reduced   short-term   interest   rates  by  50  basis  points.
Intermediate-term bond yields generally declined in this environment, producing attractive levels of capital appreciation.

Economic sluggishness persisted as the nation prepared for the war in Iraq. Because tax revenues failed to meet many states' and municipalities' budget projections in the weak economy, they issued a sharply higher volume of municipal bonds to bridge their budget deficits. The rising supply of newly issued securities caused them to trade at levels considered inexpensive relative to historical norms when compared to comparable taxable U.S. Treasury bonds. Even after the end of major combat operations in Iraq, bonds continued to rally in anticipation of an additional rate-cut from the Fed, which occurred in late June.

In this environment, we maintained a defensive posture because of our concern that few areas of the market appeared to offer attractive values. We maintained the fund's average duration -- a measure of sensitivity to interest-rate changes -- in a range we consider slightly shorter than average, focusing primarily on bonds with maturities in the 10- to 15-year range. When purchasing new securities, we generally focused on income-oriented bonds that historically have tended to hold more of their value during market declines.

This defensive posture served the fund well in July, when investors became concerned that stronger economic growth might lead to lower bond prices. In addition, our focus on high-quality securities helped the fund avoid market sectors that experienced credit-related problems during the reporting period, including securities backed by the states' settlement of litigation with U.S. tobacco companies.

What is the fund's current strategy?

As of the end of August, we remained cautious. Evidence of a sustainable economic recovery appeared to be mounting, and we believe that bond prices may trend lower. In addition, because the yield differences between high-quality and lower-quality bonds recently have been narrower than historical averages, we are maintaining our focus on highly rated issuers. As always, we continue to search the marketplace for bonds that may be temporarily out of favor with investors, making them available at prices we consider attractive.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  CLASS Z IS NOT SUBJECT TO ANY INITIAL OR DEFERRED SALES CHARGE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(4) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Select Intermediate Municipal Bond Fund Class Z shares and the Lehman Brothers 7-Year Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND ON 5/4/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/4/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE MARCH 31, 2003, DREYFUS BASIC INTERMEDIATE MUNICIPAL BOND PORTFOLIO WAS RENAMED DREYFUS PREMIER SELECT INTERMEDIATE MUNICIPAL BOND FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS Z SHARES AND THE FUND BEGAN OFFERING CLASS A, CLASS B AND CLASS C SHARES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS Z SHARES. THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND MAINTAINS A FUND WITH A WEIGHTED AVERAGE MATURITY RANGING BETWEEN 3 AND 10 YEARS. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 7-YEAR TAX-EXEMPT GEOGRAPHICALLY UNRESTRICTED BOND MARKET CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 6-8 YEARS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES                                              5/4/94               2.60%               4.85%               6.10%

Actual Aggregate Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                            3/31/03               --                  --                (5.21)%
WITHOUT SALES CHARGE                                        3/31/03               --                  --                (0.78)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     3/31/03               --                  --                (4.80)%
WITHOUT REDEMPTION                                          3/31/03               --                  --                (0.89)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                  3/31/03               --                  --                (1.99)%
WITHOUT REDEMPTION                                          3/31/03               --                  --                (1.02)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))    THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
         AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
         FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

August 31, 2003

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--.8%

Alaska Housing Finance Corp. 5.10%, 6/1/2012                                                  1,080,000                1,116,364

CALIFORNIA--12.3%

California Department of Water Resources:

   Power Supply Revenue 5.375%, 5/1/2017                                                      3,000,000                3,178,470

   Water Revenue (Central Valley)

      5%, 12/1/2015 (Insured; FGIC)                                                           1,000,000                1,057,230

California Public Works Board, LR

  (University of California)

   5.40%, 12/1/2016 (Insured; AMBAC)                                                          1,000,000                1,069,610

Central Basin Municipal Water District,

  COP (Central Basin):

      5%, 8/1/2015 (Insured; AMBAC)                                                           1,135,000                1,203,770

      5%, 8/1/2016 (Insured; AMBAC)                                                           1,210,000                1,272,291

Clovis Public Financing Authority, Water Revenue

   5%, 3/1/2017 (Insured; AMBAC)                                                              1,820,000                1,894,747

Glendale Community College District (Election of 2002):

   Zero Coupon, 8/1/2017 (Insured; FGIC)                                                      1,210,000                  599,785

   Zero Coupon, 8/1/2018 (Insured; FGIC)                                                      1,300,000                  602,108

Los Angeles County Metropolitan Transportation Authority,

   Sales Tax Revenue 5%, 7/1/2018 (Insured; FSA)                                              2,000,000                2,068,220

Monterey Peninsula Community College District,

   (Election of 2002) 5%, 8/1/2015 (Insured; MBIA)                                            1,000,000                1,060,590

Redlands Unified School District (Election of 2002)

   5%, 7/1/2019 (Insured; FSA)                                                                1,475,000                1,513,542

San Diego Community College District (Election of 2002)

   5%, 5/1/2019 (Insured; FSA)                                                                  500,000                  512,890

West Sacramento Redevelopment Agency, Tax Allocation

  (West Sacramento Redevelopment)

   4.75%, 9/1/2016 (Insured; MBIA)                                                            1,000,000                1,019,390

COLORADO--2.7%

Archuleta & Hinsdale Counties

  (School District Number 50JT)

   5.50%, 12/1/2014 (Insured; MBIA)                                                             750,000                  821,130

Colorado Water Resources & Power Development Authority,

   Drinking Water Revenue 5.25%, 9/1/2015                                                     1,000,000                1,069,940

Westminster, MFHR (Semper Village Apartments)

   5.95%, 9/1/2015 (Guaranteed; AXA Reinsurance)                                              1,830,000                1,875,311

DELAWARE--6.4%

Delaware Economic Development Authority, PCR

   (Delmarva Power)
   4.90%, 5/1/2026 (Insured; AMBAC)                                                           5,000,000                5,335,350


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DELAWARE (CONTINUED)

Delaware Housing Authority, Revenue 5.15%, 7/1/2017                                           1,355,000                1,382,195

Delaware River and Bay Authority, Revenue

   5.25%, 1/1/2016 (Insured; MBIA)                                                            2,050,000                2,199,199

FLORIDA--7.1%

Capital Projects Finance Authority, Student Housing

  Revenue (Capital Projects Loan Program)

   5.50%, 10/1/2017 (Insured; MBIA)                                                           2,000,000                2,073,420

Dade County, Water & Sewer Systems Revenue

   5%, 10/1/2013 (Insured; FGIC)                                                              3,800,000                3,887,704

Jea, Saint John's River Power Park Systems Revenue

   5%, 10/1/2018                                                                              1,000,000                1,023,670

Pace Property Finance Authority, Inc.,

  Utility System Improvement Revenue

   5.125%, 9/1/2012 (Insured; AMBAC)                                                          1,055,000                1,134,114

Port Saint Lucie, Sales Tax Improvement Revenue

   5%, 9/1/2018 (Insured; MBIA)                                                               1,660,000                1,722,881

GEORGIA--.6%

Atlanta, Public Improvement 5%, 12/1/2013                                                       825,000                  867,520

HAWAII--.8%

Hawaii Harbor, Capital Improvement Revenue

   6.20%, 7/1/2008 (Insured; FGIC)                                                            1,000,000                1,055,340

Hawaii Housing & Community Development Corp.,

  Single Family Mortgage Purchase Revenue

   6.05%, 7/1/2010 (Prerefunded 10/1/2003)                                                       30,000  (a)              30,135

IDAHO--6.0%

Boise State University, Revenues

  (Student Union and Housing Systems)

   5%, 4/1/2016 (Insured; AMBAC)                                                              1,635,000                1,727,394

Idaho Falls (Electric)

   Zero Coupon, 4/1/2011 (Insured; FGIC)                                                      3,000,000                2,191,680

Idaho Housing and Finance Association

  (Single Family Mortgage)

   5.55%, 7/1/2016                                                                              815,000                  840,061

Idaho State University, Revenues
   (Refunding & Improvement)

   5%, 4/1/2015 (Insured; FSA)                                                                2,205,000                2,336,727

Kootenai County (School District Number 272)

   4.80%, 8/1/2009 (Insured; FSA)                                                               720,000                  759,917

Madison County (School District Number 321 Rexburg)

   4.60%, 2/1/2009 (Insured; MBIA)                                                              495,000                  505,677

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

LOUISIANA--2.7%

Louisiana Office Facilities Corp., LR

  (Capital Complex Program):

      5.50%, 5/1/2015 (Insured; AMBAC)                                                          705,000                  768,062

      5.25%, 3/1/2017 (Insured; MBIA)                                                         1,500,000                1,582,035

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            1,355,000                1,436,869

MARYLAND--5.6%

Maryland Community Development Administration,
  Department of Housing & Community Development:

      Insured Mortgage Loan 5.125%, 5/15/2017                                                 1,250,000                1,281,687

      (Single Family Program) 4.75%, 4/1/2013                                                 1,000,000                1,022,000

Maryland Economic Development Corp., LR

  (Montgomery County Wayne Avenue)

   5.25%, 9/15/2014                                                                           2,295,000                2,491,819

Maryland Health & Higher Educational

  Facilities Authority, Revenue

  (University of Maryland Medical Systems)

   5.75%, 7/1/2017                                                                            2,000,000                2,105,220

Prince Georges County, Revenue

  (Dimensions Health Corp.):

      5.10%, 7/1/2006                                                                         1,000,000                  726,180

      5.375%, 7/1/2014                                                                          250,000                  166,690

MASSACHUSETTS--3.2%

Lynn 5.25%, 1/15/2011 (Insured; FSA)                                                          4,320,000                4,467,139

MICHIGAN--3.3%

Dearborn School District

  5%, 5/1/2015 (Insured; FSA, Guaranteed;

   School Bond Loan Fund)                                                                     2,500,000                2,639,325

Greater Detroit Resource Recovery Authority, Revenue

   6.25%, 12/13/2008 (Insured; AMBAC)                                                         1,000,000                1,152,460

Three Rivers Community Schools

   4.90%, 5/1/2013 (Insured; FSA)                                                               745,000                  772,058

MINNESOTA--1.2%

Minnesota 5.25%, 11/1/2011                                                                    1,500,000                1,632,660

MISSOURI--.7%

Missouri Housing Development Commission,

   Multi-Family Housing 4.85%, 12/1/2011                                                        920,000                  942,126

MONTANA--1.3%

Montana (Long Range Building Program) 4%, 8/1/2013                                            1,735,000                1,737,637


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEVADA--1.2%

Las Vegas Convention & Visitors Authority, Revenue

   5.75%, 7/1/2015 (Insured; AMBAC)                                                           1,500,000                1,670,760

NEW JERSEY--1.6%

Burlington County Bridge Commission, Pooled Loan Revenue

   (Governmental Loan Program) 5%, 10/15/2013                                                 1,290,000                1,383,396

New Jersey Transportation Trust Fund Authority

  (Transportation Systems)

   5.50%, 6/15/2012 (Insured; MBIA)                                                             780,000                  846,620

NEW YORK--3.1%

New York City Housing Development Corp., MFHR

   5.125%, 11/1/2014                                                                          1,000,000                1,022,770

New York State Thruway Authority:

  Highway & Bridge Trust Fund

      5.25%, 4/1/2013 (Insured; FGIC)                                                         1,100,000                1,187,582

   Service Contract Revenue (Local Highway & Bridge)

      5.75%, 4/1/2006                                                                         1,000,000                1,078,950

Triborough Bridge and Tunnel Authority,

   General Purpose Revenue 5%, 1/1/2016                                                       1,000,000                1,040,380

NORTH CAROLINA--3.4%

Charlotte, COP (Convention Center)

   5.25%, 12/1/2013 (Insured; AMBAC)                                                          2,150,000                2,213,145

New Hanover County, COP (New Hanover County Projects):

   5%, 3/1/2017 (Insured; AMBAC)                                                                500,000                  524,375

   5%, 3/1/2018 (Insured; AMBAC)                                                                500,000                  520,110

North Carolina Eastern Municipal Power Agency,

   Power System Revenue 7%, 1/1/2008                                                          1,250,000                1,418,162

NORTH DAKOTA--.2%

Grand Forks 4.90%, 12/1/2011                                                                    215,000                  228,732

OHIO--3.5%

Alliance, Sewer System Revenue

   6%, 10/15/2010 (Insured; AMBAC)                                                            2,060,000                2,205,230

Northeast Regional Sewer District, Wastewater Revenue

   5.50%, 11/15/2012 (Insured; AMBAC)                                                         2,500,000                2,721,875

OKLAHOMA--.6%

Oklahoma Development Finance Authority,

  Health Facilities Revenue

  (Oklahoma Hospital Association)

   5.125%, 6/1/2012 (Insured; AMBAC)                                                            785,000                  837,132

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OREGON--.2%

Malheur County (School District Number 26)
   5.40%, 6/1/2009                                                                              255,000                  270,769

PENNSYLVANIA--12.9%

Berks County Municipal Authority, Revenue

   (Phoebe--Devitt Homes) 5.50%, 5/15/2011                                                    1,000,000                  987,810

Butler County Hospital Authority, Health Center Revenue

   (Saint Francis Health Care) 6%, 5/1/2008                                                   1,613,153  (b)           1,386,070

Cambria County 6.625%, 8/15/2014 (Insured; FGIC)                                              3,550,000                3,788,986

Harrisburg Authority, Office and Parking Revenue:

   5.50%, 5/1/2005                                                                              445,000                  466,169

   5.75%, 5/1/2008                                                                            1,000,000                1,108,010

Harrisburg Redevelopment Authority, Revenue

   Zero Coupon, 11/1/2017 (Insured; FSA)                                                      2,750,000                1,312,107

Pennsylvania Convention Center Authority, Revenue

   6.25%, 9/1/2004                                                                               75,000                   76,697

Pennsylvania Higher Educational

  Facilities Authority, Revenue

   (University Health Services) 5.35%, 1/1/2008                                               4,500,000                4,751,145

Philadelphia Redevelopment Authority, MFHR

   (Schuylkill Apartments) 5.10%, 12/1/2003                                                   3,000,000                3,008,400

Sayre Health Care Facilities Authority, Revenue

   (Guthrie Health) 6.25%, 12/1/2014                                                          1,000,000                1,086,370

RHODE ISLAND--.8%

Rhode Island Consolidated Capital Development Loan

   5.95%, 8/1/2013 (Insured; MBIA)                                                            1,000,000                1,075,360

SOUTH CAROLINA--1.1%

Pickens County School District

   (School District Enhance Program) 5%, 5/1/2012                                             1,135,000                1,204,927

Surfside Beach 5.10%, 3/1/2010 (Insured; MBIA)                                                  355,000                  368,476

TEXAS--2.1%

Irving Hospital Authority, HR

  (Irving Healthcare Systems)

   5.70%, 7/1/2008 (Insured; FSA)                                                             1,675,000                1,750,191

North Harris Montgomery Community College District

   5.375%, 2/15/2017 (Insured; FGIC)                                                          1,000,000                1,064,240

San Antonio, Water Revenue:

   6.30%, 5/15/2004 (Insured; FGIC)                                                              45,000                   46,693

   6.30%, 5/15/2004 (Insured; FGIC)                                                             100,000                  103,763


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTAH--1.1%

Salt Lake County Municipal Building Authority, LR

  6.15%, 10/1/2010

   (Insured; MBIA, Prerefunded 10/1/2004)                                                     1,450,000  (a)           1,544,265

VERMONT--1.3%

Vermont Municipal Bond Bank
   5%, 12/1/2016 (Insured; MBIA)                                                              1,710,000                1,804,683

VIRGINIA--2.3%

Brunswick County Industrial Development Authority,

  Correctional Facility LR

   5.55%, 7/1/2008 (Insured; MBIA)                                                            1,325,000                1,469,425

Fairfax County Economic Development Authority, LR

  (Government Center Properties)

   5.50%, 5/15/2014                                                                           1,650,000                1,695,210

WASHINGTON--1.6%

Energy Northwest, Wind Project Revenue

   5.60%, 7/1/2015                                                                            1,000,000                1,019,130

Washington Health Care Facilities Authority, Revenue

  (Gray Harbor Community Hospital)

   5.75%, 7/1/2010 (Insured; Asset Guaranty)                                                  1,180,000                1,248,877

WEST VIRGINIA--.7%

West Virginia Housing Development Fund

   (Housing Finance) 5%, 11/1/2014                                                            1,000,000                1,014,570

WISCONSIN--3.2%

Badger Tobacco Asset Securitization Corp.,

   Tobacco Settlement Revenue 6%, 6/1/2017                                                    2,000,000                1,686,600

Kenosha Zero Coupon, 10/15/2008 (Insured; MBIA)                                               2,000,000                1,698,860

Wisconsin Health & Educational Facilities Authority,

  Revenue (Franciscan Skemp Medical Center)

   5.875%, 11/15/2010                                                                         1,000,000                1,054,040

WYOMING--.7%

Wyoming Farm Loan Board, Capital Facilities Revenue

   Zero Coupon, 10/1/2004                                                                     1,000,000                  986,740
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $132,544,608)                                                             96.3%              133,910,141

CASH AND RECEIVABLES (NET)                                                                         3.7%                5,195,354

NET ASSETS                                                                                       100.0%              139,105,495

                                                                       The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                        Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                        Company

FSA                 Financial Security Assurance

HR                  Hospital Revenue

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                        Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              70.9

AA                               Aa                              AA                                               17.6

A                                A                               A                                                 9.0

BBB                              Baa                             BBB                                                .6

B                                B                               B                                                 1.2

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                      .7

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           132,544,608   133,910,141

Cash                                                                  3,702,272

Interest receivable                                                   1,724,328

Receivable for shares of Common Stock subscribed                             10

Prepaid expenses                                                         65,543

                                                                    139,402,294
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            31,447

Payable for shares of Common Stock redeemed                             220,236

Accrued expenses and other liabilities                                   45,116

                                                                        296,799
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,105,495
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     137,504,529

Accumulated net realized gain (loss) on investments                     235,433

Accumulated net unrealized appreciation
  (depreciation) on investments                                       1,365,533
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,105,495

NET ASSET VALUE PER SHARE

                                                            Class A             Class B           Class C            Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            2,671,488             221,311          1,293,170        134,919,526

Shares Outstanding                                          200,085              16,566             96,790         10,102,406
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.35               13.36              13.36              13.36

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,515,284

EXPENSES:

Management fee--Note 3(a)                                              832,972

Shareholder servicing costs--Note 3(c)                                 112,580

Registration fees                                                       52,503

Audit fees                                                              34,294

Custodian fees                                                          17,886

Legal fees                                                              14,017

Prospectus and shareholders' reports                                    12,057

Directors' fees and expenses--Note 3(d)                                  3,023

Distribution fees--Note 3(b)                                             1,999

Loan commitment fees--Note 2                                             1,892

Miscellaneous                                                           20,793

TOTAL EXPENSES                                                       1,104,016

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (472,824)

NET EXPENSES                                                           631,192

INVESTMENT INCOME--NET                                               5,884,092
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                232,640

Net unrealized appreciation (depreciation) on investments          (2,892,107)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,659,467)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,224,625

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                  2003(a)                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,884,092            5,502,480

Net realized gain (loss) on investments           232,640              293,769

Net unrealized appreciation (depreciation)
   on investments                              (2,892,107)           1,020,287

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,224,625            6,816,536
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (27,330)                   --

Class B shares                                    (1,351)                   --

Class C shares                                    (6,937)                   --

Class Z shares                                (5,764,906)           (5,401,211)

Net realized gain on investments:

Class Z shares                                  (307,158)           (1,532,879)

TOTAL DIVIDENDS                               (6,107,682)           (6,934,090)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  2,935,676                  --

Class B shares                                    227,316                  --

Class C shares                                  1,343,045                  --

Class Z shares                                 32,579,752           26,007,597

Dividends reinvested:

Class A shares                                     10,134                  --

Class B shares                                        991                  --

Class C shares                                      3,423                  --

Class Z shares                                  4,625,900            5,370,201

Cost of shares redeemed:

Class A shares                                  (200,000)                   --

Class B shares                                    (1,155)                   --

Class C shares                                   (24,714)                   --

Class Z shares                               (30,524,634)          (14,959,781)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            10,975,734            16,418,017

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,092,677            16,300,463
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           131,012,818          114,712,355

END OF PERIOD                                 139,105,495          131,012,818

Undistributed investment income--net                   --               15,620

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                      Year Ended August 31,
                                               ---------------------------------
                                                  2003(a)                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                       213,942                   --

Shares issued for dividends reinvested                752                   --

Shares redeemed                                  (14,609)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     200,085                   --
--------------------------------------------------------------------------------

CLASS B

Shares sold                                        16,493                   --

Shares issued for dividends reinvested                 73                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      16,566                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        98,391                   --

Shares issued for dividends reinvested                253                   --

Shares redeemed                                   (1,854)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      96,790                   --
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                     2,379,524            1,933,346

Shares issued for dividends reinvested            339,096              400,232

Shares redeemed                               (2,241,830)          (1,112,660)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     476,790            1,220,918

(A) THE FUND CHANGED TO A FOUR CLASS FUND ON MARCH 31, 2003. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES AND THE FUND COMMENCED OFFERING CLASS A, CLASS B AND CLASS C SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                               Year Ended August 31, 2003(a)
                                                                                       ---------------------------------------------

                                                                                       Class A          Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     13.70            13.70            13.70

Investment Operations:

Investment income--net(b)                                                                  .19              .15              .15

Net realized and unrealized
   gain (loss) on investments                                                             (.32)            (.30)            (.32)

Total from Investment Operations                                                          (.13)            (.15)            (.17)

Distributions:

Dividends from investment income--net                                                     (.22)            (.19)            (.17)

Net asset value, end of period                                                           13.35            13.36            13.36
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                                                     (.78)            (.89)           (1.02)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(e)                                                 .70             1.20             1.45

Ratio of net investment income
   to average net assets(e)                                                               3.82             3.32             3.07

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation(e)                                        .34              .39              .35

Portfolio Turnover Rate                                                                  29.19            29.19            29.19
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    2,671              221            1,293

(A) FROM MARCH 31, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended August 31,
                                                              ----------------------------------------------------------------------
CLASS Z SHARES                                                2003(a)        2002(b)           2001          2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.61          13.65          13.04          12.88         13.56

Investment Operations:

Investment income--net                                            .58(c)         .61(c)         .61            .62           .61

Net realized and unrealized
   gain (loss) on investments                                    (.23)           .13            .64            .17          (.58)

Total from Investment Operations                                  .35            .74           1.25            .79           .03

Distributions:

Dividends from investment income--net                            (.57)          (.60)          (.61)          (.62)         (.61)

Dividends from net realized
   gain on investments                                           (.03)          (.18)          (.03)          (.01)         (.10)

Total Distributions                                              (.60)          (.78)          (.64)          (.63)         (.71)

Net asset value, end of period                                  13.36          13.61          13.65          13.04         12.88
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.60           5.62           9.82           6.36           .11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45            .45            .45            .45           .45

Ratio of net investment income
   to average net assets                                         4.24           4.53           4.60           4.86          4.55

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                        .34            .30            .34            .34           .33

Portfolio Turnover Rate                                         29.19          12.05          47.00          40.46         60.65
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         134,920        131,013        114,712         99,313       110,344

(A)  THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 31, 2003. THE
     EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE BY LESS
     THAN $.01 AND DECREASE NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS PER SHARE BY LESS THAN $.01 AND INCREASE THE RATIO OF NET
     INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.46% TO 4.53%. PER SHARE DATA
     AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE
     NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Select Intermediate Municipal Bond Fund (the "fund") is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund' s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.

On January 16, 2003, the Board of Director's approved a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change of the fund's name from "Dreyfus BASIC Intermediate Municipal Bond Portfolio." to "Dreyfus Premier Select Intermediate Municipal Bond Fund." These changes were effective March 31, 2003. Existing shares were redesignated as Class Z shares and the fund began offering Class A, Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,605 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund to not distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $16,764, undistributed capital gains $218,714 and unrealized appreciation $1,597,170.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, were as follows: tax exempt $5,800,524 and $5,401,211, ordinary income $18,522 and $497,726 and long-term capital gains $288,636 and $1,035,153, respectively.

During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $99,188, increased net realized gain (loss) on investments by $3,756 and increased paid-in capital by $95,432. Net assets were not affected by this reclassification.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets. The Manager has committed to continue this undertaking at least until January 1, 2004. The reduction in management fee, pursuant to the undertaking, amounted to $472,824 during the period ended August 31, 2003.

(B) Effective March 31, 2003, under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2003, Class B and Class C shares were charged $213 and $1,786, respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan applicable to Class Z shares, the Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the average daily net assets applicable to Class Z shares for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2003, the fund was charged $75,971 pursuant to the Shareholder Services Plan.

Effective March 31, 2003, under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B and Class C shares were charged $1,868, $107 and $595, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2003, the fund was charged $31,412 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $48,603,080 and $39,864,919, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $132,312,971; accordingly, accumulated net unrealized appreciation on investments was $1,597,170, consisting of $3,407,909 gross unrealized appreciation and $1,810,739 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Select Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Intermediate Municipal Bond Fund (" the Fund"),(one of the funds comprising Dreyfus Municipal Funds, Inc.) , as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Municipal Bond Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally
accepted in the United States.                             /s/ERNST & YOUNG LLP


New York, New York
October 9, 2003

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2003:

  --all the dividends paid from investment income-net are "exempt- interest dividends" (not generally subject to regular federal income tax), and

  --the fund hereby designates $.0296 per share as a long-term capital gain distribution paid on December 6, 2002.

As required by federal tax laws rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.


BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (59)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association, Director

*    Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David W. Burke (67)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

*    John F. Kennedy Library Foundation, Director

*    U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

Samuel Chase (71)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Gordon J. Davis (62)

Board Member (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

Joni Evans (61)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Arnold S. Hiatt (76)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

Burton N. Wallack (52)

Board Member (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited) (CONTINUED)

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.

ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc



                  For More Information

                        Dreyfus Premier
                        Select Intermediate
                        Municipal Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  126AR0803



Comparison of change in value of $10,000 investment in Dreyfus Premier Select Intermediate Municipal Bond Fund Class Z shares and the Lehman Brothers 7-Year Municipal Bond Index

EXHIBIT A:

                    Dreyfus Premier
                         Select
                     Intermediate
                       Municipal
      PERIOD           Bond Fund       Lehman Brothers 7-Year
                    (Class Z shares)   Municipal Bond Index *

      5/4/94            10,000                10,000
      8/31/94           10,312                10,226
      8/31/95           11,146                11,125
      8/31/96           11,599                11,559
      8/31/97           12,638                12,458
      8/31/98           13,714                13,407
      8/31/99           13,729                13,608
      8/31/00           14,602                14,450
      8/31/01           16,037                15,806
      8/31/02           16,939                16,891
      8/31/03           17,380                17,487

* Source: Lipper Inc.



      Dreyfus Premier
      Select Municipal
      Bond Fund

      ANNUAL REPORT August 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(TM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            22   Financial Highlights

                            24   Notes to Financial Statements

                            30   Report of Independent Auditors

                            31   Important Tax Information

                            32   Board Members Information

                            34   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                     Dreyfus Premier Select Municipal Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Select Municipal Bond Fund covers the 12-month period from September 1, 2002, through August 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Douglas Gaylor.

After a prolonged period of sluggish growth, the U.S. economy has shown signs of sustainable improvement. Estimates of economic growth in 2003's second quarter recently were revised upward to 3.3%, and many economists expect another strong showing for the third quarter. However, better economic news took its toll on tax-exempt bonds during the summer. The more interest-rate-sensitive areas of the municipal bond market sold off sharply, causing their prices to decline commensurately.

The recent pickup in municipal bond yields that related to these price declines has, in our opinion, increased their relative attractiveness. We also believe that municipal bonds may become more valuable if states and municipalities raise certain taxes to balance their budgets. As always, we encourage you to talk with your financial advisor about ways to enhance the rewards of tax-advantaged investing as market conditions evolve.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2003




DISCUSSION OF FUND PERFORMANCE

Douglas Gaylor, Portfolio Manager

How did Dreyfus Premier Select Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2003, the fund's Class Z shares achieved a 3.10% total return.(1,2) Between their inception on March 31, 2003, and August 31, 2003, the fund's Class A, Class B and Class C shares achieved total returns of -0.42%, -0.65% and -0.80%, respectively. The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a 3.14% total return for the 12-month period and -0.27% for the period between March 31, 2003, and August 31, 2003.(3) In addition, the average total return for all funds reported in the Lipper General Municipal Debt Funds category was 2.12% over the 12-month reporting period.(4)

A severe market decline in July offset most of the price gains achieved by municipal bonds during the reporting period's first 10 months. The July decline was the result of better than expected economic news, which led investors to believe that interest rates may already have fallen to their lows for the current cycle. The fund's performance was in line with that of its benchmark and its defensive positioning enabled it to withstand the brunt of the market's July decline more effectively than most other funds in its Lipper category.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.

The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but there are no specific requirements with respect to average portfolio maturity. The fund will invest at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus. The remaining 35% of the fund's assets may be invested in municipal bonds with a credit

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

quality lower than A, including bonds of below investment-grade credit quality ("high-yield" or "junk" bonds).

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation to either discount bonds or premium bonds will change along with the portfolio manager's changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During much of the reporting period, the fund was positively influenced by falling interest rates in a persistently weak economy that was characterized at the time by corporate scandals, a declining stock market and rising geopolitical tensions. In an attempt to ignite renewed growth, in November 2002 the Federal Reserve Board (the "Fed") reduced short-term interest rates by 50 basis points. Bond yields generally declined in this environment, producing attractive levels of capital appreciation.

Economic sluggishness persisted as the nation prepared for the war in Iraq. Because tax revenues failed to meet many states' and municipalities' budget projections in the weak economy, they issued a sharply higher volume of municipal bonds to bridge their budget deficits. The rising supply of newly issued securities caused them to trade at levels considered inexpensive relative to historical norms when compared to comparable taxable U.S. Treasury bonds. Even after the end of major combat operations in Iraq, bonds continued to rally in anticipation of an additional rate-cut from the Fed, which occurred in late June.


In this environment, we maintained a defensive posture because of our concern that few areas of the market appeared to offer attractive values. We maintained the fund's average duration -- a measure of sensitivity to interest-rate changes -- in a range we consider slightly shorter than average. When purchasing new securities, we generally focused on income-oriented bonds that historically have tended to hold more of their value during market declines.

This defensive posture served the fund well in July, when investors became concerned that stronger economic growth might lead to lower bond prices. In addition, our focus on high-quality securities helped the fund avoid market sectors that experienced credit-related problems during the reporting period, including securities backed by the states' settlement of litigation with U.S. tobacco companies.

What is the fund's current strategy?

As of the end of August, we remained cautious. Evidence of a sustainable economic recovery appeared to be mounting, and we believe that bond prices may trend lower. In addition, because the yield differences between high-quality and lower-quality bonds recently have been narrower than historical averages, we are maintaining our focus on highly rated issuers. As always, we continue to monitor the marketplace carefully in an attempt to identify bonds that may be temporarily out of favor with investors, making them available at prices we consider attractive.

September 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. PERFORMANCE FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN WHICH SHAREHOLDERS ARE GIVEN AT LEAST 90 DAYS' NOTICE, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2)  CLASS Z IS NOT SUBJECT TO ANY INITIAL OR DEFERRED SALES CHARGE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(4) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Select Municipal Bond Fund Class Z shares and the Lehman Brothers Municipal Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS Z SHARES OF DREYFUS PREMIER SELECT MUNICIPAL BOND FUND ON 5/6/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS MUNICIPAL BOND INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 4/30/94 IS USED AS THE BEGINNING VALUE ON 5/6/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS Z SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

EFFECTIVE MARCH 31, 2003, DREYFUS BASIC MUNICIPAL BOND PORTFOLIO WAS RENAMED DREYFUS PREMIER SELECT MUNICIPAL BOND FUND. EXISTING SHARES WERE REDESIGNATED AS CLASS Z SHARES AND THE FUND BEGAN OFFERING CLASS A, CLASS B AND CLASS C SHARES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES FOR CLASS Z SHARES. THE FUND INVESTS PRIMARILY IN MUNICIPAL SECURITIES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET, CALCULATED BY USING MUNICIPAL BONDS SELECTED TO BE REPRESENTATIVE OF THE MUNICIPAL MARKET OVERALL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES WHICH CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS Z SHARES                                              5/6/94               3.10%               4.41%               6.58%

Actual Aggregate Total Returns AS OF 8/31/03

                                                           Inception                                                     From
                                                             Date               1 Year              5 Years            Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (4.5%)                            3/31/03               --                  --                (4.91)%
WITHOUT SALES CHARGE                                        3/31/03               --                  --                (0.42)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                     3/31/03               --                  --                (4.56)%
WITHOUT REDEMPTION                                          3/31/03               --                  --                (0.65)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                  3/31/03               --                  --                (1.78)%
WITHOUT REDEMPTION                                          3/31/03               --                  --                (0.80)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE
SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A
SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

August 31, 2003

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--99.2%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--.5%

Florence, Warrants 5.75%, 9/1/2015 (Insured; MBIA)                                            1,000,000                1,081,940

ARIZONA--.5%

Arizona School Facilities Board, Revenue

   (State School Improvement) 5%, 7/1/2018                                                    1,025,000                1,060,188

ARKANSAS--1.3%

Board of Trustees of the University of Arkansas,

   Various Facility Revenue (Fayetteville Campus)
   5.50%, 12/1/2017 (Insured; FGIC)                                                           2,865,000                3,114,771

CALIFORNIA--16.9%

California:

  GO:

      5.25%, 10/1/2016                                                                        4,070,000                4,143,871

      5.25%, 9/1/2017 (Insured; MBIA)                                                         1,800,000                1,878,696

   Veterans 5.45%, 12/1/2024 (Insured; FSA)                                                   3,430,000                3,483,028

California Department of Water Resouces:

  Power Supply Revenue

      5.375%, 5/1/2017                                                                        4,000,000                4,237,960

   Water Revenue (Central Valley Project)

      5%, 12/1/2015 (Insured; FGIC)                                                           2,000,000                2,114,460

California Public Works Board, LR

  (Department of Corrections)

   5.25%, 3/1/2021 (Insured; AMBAC)                                                           1,000,000                1,025,150

Clovis Public Financing Authority, Water Revenue

   5%, 3/1/2019 (Insured; AMBAC)                                                              2,005,000                2,056,087

Desert Sands Unified School District, COP:

   5.25%, 3/1/2015 (Insured; MBIA)                                                            1,025,000                1,106,549

   5.25%, 3/1/2016 (Insured; MBIA)                                                            1,080,000                1,157,188

East Bay Municipal Utility District,

  Water System Revenue

   5%, 6/1/2021 (Insured; MBIA)                                                               1,125,000                1,136,081

East Side Union High School District,

  GO (County of Santa Clara, 2002 Election Series):

      5%, 8/1/2017 (Insured; FGIC)                                                            1,290,000                1,340,284

      5%, 8/1/2018 (Insured; FGIC)                                                            1,345,000                1,387,435

      5%, 8/1/2019 (Insured; FGIC)                                                            1,410,000                1,444,094

Fullerton Joint Union High School District

   5%, 8/1/2018 (Insured; FSA)                                                                  760,000                  781,744

Glendale Community College District:

   Zero Coupon, 8/1/2019 (Insured; FGIC)                                                      1,130,000                  488,657

   Zero Coupon, 8/1/2020 (Insured; FGIC)                                                      1,200,000                  484,260

   Zero Coupon, 8/1/2021 (Insured; FGIC)                                                      1,520,000                  572,310


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Glendora Unified School District, GO:

   Zero Coupon, 8/1/2026 (Insured; FGIC)                                                      2,575,000                  706,091

   Zero Coupon, 8/1/2027 (Insured; FGIC)                                                      2,000,000                  516,160

Lynwood Unified School District,

  GO (County of Los Angeles)

   5%, 8/1/2021 (Insured; FSA)                                                                  700,000                  708,442

Nevada Joint Union High School District

  (Nevada and Yuba Counties)

   GO 5%, 8/1/2022 (Insured; FSA)                                                             1,160,000                1,166,171

Placer, Union High School District:

   Zero Coupon, 8/1/2027 (Insured; FSA)                                                       4,110,000                1,060,709

   Zero Coupon, 8/1/2028 (Insured; FSA)                                                       4,000,000                  972,640

San Juan Unified School District:

   5.25%, 8/1/2019 (Insured; MBIA)                                                            1,295,000                1,365,098

   5.25%, 8/1/2020 (Insured; MBIA)                                                            1,425,000                1,491,704

Tustin Unified School District, Special Tax

  (Senior Lien Community Facilities District 97)

   Zero Coupon, 9/1/2021 (Insured; FSA)                                                       1,615,000                  601,103

Walnut Valley Unified School District

   6.50%, 8/1/2019 (Insured; FGIC)                                                            1,765,000                1,837,189

COLORADO--3.6%

Aurora, Water 4.75%, 11/1/2012                                                                3,750,000                3,770,850

Colorado Health Facilities Authority, Revenue

   (Porter Place) 5.875%, 1/20/2020                                                           1,940,000                2,042,122

Northwest Parkway Public Highway

  Authority, Senior Revenue

   Zero Coupon, 6/15/2026 (Insured; FSA)                                                     10,000,000                2,598,400

CONNECTICUT--.9%

Waterbury Housing Authority, Mortgage Revenue

   (Waterbury NSA II)
   5.45%, 7/1/2023 (Insured; AMBAC)                                                           2,000,000                2,000,520

DELAWARE--4.6%

Delaware Economic Development Authority,

  Revenue (Pollution Control Delmarva Project)

   5.20%, 2/1/2019 (Insured; AMBAC)                                                           6,000,000                6,223,320

Delaware Housing Authority, Revenue 5.40%, 7/1/2024                                           2,000,000                2,029,740

Sussex County 5.70%, 10/15/2012                                                                 215,000                  220,259

The City of Wilmington, MFHR

  (GNMA Collateralized Mortgage Loan--Market

   Street Mews Project) 5.45%, 9/20/2022                                                      2,250,000                2,279,498

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA--2.7%

Florida Board of Education, Lottery Revenue

   5%, 7/1/2020 (Insured; FGIC)                                                               1,000,000                1,020,340

Jacksonville Electric Authority, Revenue 5%, 10/1/2013                                        1,000,000                1,051,350

Miramar, Public Service Tax Revenue

   6.15%, 10/1/2024 (Insured; FGIC)                                                           1,000,000                1,003,640

School Board of Saint Lucie County, COP

  (Florida Master Lease Program)

   5%, 7/1/2018 (Insured; FSA)                                                                1,635,000                1,696,018

Winter Park, Water and Sewer Revenue

   5.375%, 12/1/2019 (Insured; AMBAC)                                                         1,525,000                1,619,657

GEORGIA--1.9%

Atlanta, Water and Wastewater Revenue

   5.50%, 11/1/2018 (Insured; FGIC)                                                           1,200,000                1,331,532

De Kalb County Housing Authority, MFHR

  (Longleaf Apartments Project)

   5.45%, 10/20/2024                                                                          1,545,000                1,585,633

Development Authority of Bulloch County,

  Student Housing LR

  (Georgia Southern University Project)

   5%, 8/1/2018 (Insured; AMBAC)                                                              1,470,000                1,518,554

IDAHO--9.6%

Boise State University, Revenues:

   5.375%, 4/1/2022 (Insured; FGIC)                                                           3,000,000                3,140,550

   Student Union and Housing System

      5%, 4/1/2017 (Insured; AMBAC)                                                           1,015,000                1,064,207

Caldwell, Parity Lien Sewer Revenue

   5.75%, 9/1/2018 (Insured; FSA)                                                             2,625,000                2,902,200

Canyon County School District Number 132

  (Caldwell) GO:

      5.25%, 7/30/2016 (Insured; MBIA)                                                        1,405,000                1,504,572

      5.25%, 7/30/2017 (Insured; MBIA)                                                        1,480,000                1,573,610

Idaho Housing and Finance Association:

   5.55%, 1/1/2033                                                                              760,000                  770,366

   (Single Family Mortgage) 5.625%, 7/1/2015                                                  1,390,000                1,427,405

Idaho State University, General Improvement Revenue:

   5%, 4/1/2016 (Insured; FSA)                                                                2,315,000                2,432,787

   5%, 4/1/2017 (Insured; FSA)                                                                2,430,000                2,534,271

   5%, 4/1/2019 (Insured; FSA)                                                                2,685,000                2,757,978

Joint School District Number 2 (Meridian)

  Ada and Canyon Counties

   GO School 5%, 7/30/2020                                                                    1,000,000                1,019,790


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDAHO (CONTINUED)

The Regents of the University of Idaho,

   Student Fee Revenue 5%, 4/1/2014 (Insured; FSA)                                            1,080,000                1,154,174

KENTUCKY--.5%

Kentucky Turnpike Authority,

  Economic Development Road Revenue

  (Revitalization Projects):

    5.625%, 7/1/2010 (Insured; AMBAC)

         (Prerefunded 7/1/2005)                                                                 745,000  (a)             817,682

      5.625%, 7/1/2010 (Insured; AMBAC)                                                         255,000                  277,494

LOUISIANA--2.7%

Louisiana Office Facilities Corp., LR

  (Capital Complex Program)

   5.25%, 3/1/2017 (Insured; MBIA)                                                            3,000,000                3,164,070

Orleans Parish School Board

   5.20%, 2/1/2014 (Insured; FGIC)                                                            3,000,000                3,181,260

MAINE--2.8%

Maine Housing Authority (Mortgage Purchase):

   5.85%, 11/15/2020                                                                          1,350,000                1,402,839

   5.35%, 11/15/2021                                                                          5,000,000                5,097,500

MARYLAND--7.1%

Baltimore County, PCR (Bethlehem Steel Corp.)
   7.55%, 6/1/2017                                                                            4,150,000  (b)              57,270

Community Development Administration

  Maryland Department of Housing and

  Community Development:

      Housing 5.95%, 7/1/2023                                                                 3,665,000                3,811,307

      Multi-Family Housing Revenue

         (Insured Mortgage Loans)

         5.30%, 5/15/2022                                                                     1,000,000                1,020,970

      Residential Revenue:

         5.30%, 9/1/2012                                                                        900,000                  932,130

         5.40%, 9/1/2013                                                                        845,000                  870,908

         5.55%, 9/1/2015                                                                        885,000                  917,170

      (Single Family Program) 4.75%, 4/1/2013                                                 2,090,000                2,135,980

Prince Georges County, Revenue

   (Dimensions Health Corp.) 5.30%, 7/1/2024                                                 10,560,000                6,871,181

MASSACHUSETTS--.8%

Massachusetts Health and Educational

  Facilities Authority, Revenue

  (Mount Auburn Hospital Issue)

   6.30%, 8/15/2024 (Insured; MBIA)                                                             750,000                  796,005

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency,

   SFHR 7.125%, 6/1/2025                                                                        230,000                  231,490

Massachusetts Industrial Finance Agency,

  Health Care Facility Revenue

  (Metro Health Foundation Inc. Project)

   6.75%, 12/1/2027                                                                           1,000,000                  910,410

MICHIGAN--2.5%

Cadillac Area Public Schools

   5.375%, 5/1/2017 (Insured; FGIC)                                                           1,665,000                1,776,355

Kalamazoo Hospital Finance Authority,

  Hospital Facility Revenue (Burgess Medical Center)

   6.25%, 6/1/2014 (Insured; FGIC)                                                            1,000,000                1,182,060

Livingston County

  (Marion Sanitary Sewer Systems Number 1)

   5.125%, 6/1/2019                                                                           2,100,000                2,150,421

Michigan Municipal Bond Authority, Revenue

  (Local Government Loan Program)

   6.125%, 12/1/2018 (Insured; FGIC)                                                            750,000                  805,125

MISSOURI--3.7%

Cape Girardeau County Industrial Development

  Authority, MFHR (Cape La Croix)

   6.40%, 6/20/2031                                                                           1,245,000                1,293,729

Greene County Reorganized School District, Number R 02

  (Building--Missouri Direct Deposit Program)

   5%, 3/1/2019 (Insured; FSA)                                                                1,350,000                1,389,622

Missouri Housing Development Commission, MFHR:

   5.25%, 12/1/2016                                                                           2,520,000                2,586,856

   5.375%, 12/1/2018                                                                          2,325,000                2,380,823

Missouri Western State College, Revenue

  (Housing System)

   5.25%, 10/1/2011 (Insured; MBIA)                                                           1,000,000                1,023,310

MONTANA--1.8%

City of Forsyth, PCR (Puget Sound Energy Project)

   5%, 3/1/2031 (Insured; AMBAC)                                                              1,000,000                  991,870

Montana Board of Housing,

   Single Family Mortgage 5.60%, 12/1/2023                                                    3,100,000                3,161,876

NEBRASKA--1.1%

Municipal Energy Agency of Nebraska,

  Power Supply System Revenue

   5.25%, 4/1/2016 (Insured; AMBAC)                                                           2,305,000                2,458,213


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW HAMPSHIRE--3.2%

New Hampshire Higher Educational and Health

  Facilities Authority, HR

   (Androscoggin Valley Hospital) 5.75%, 11/1/2017                                            1,475,000                1,515,518

New Hampshire Housing Finance Authority:

  Multi-Family Revenue:

      5.05%, 7/1/2012                                                                         2,255,000                2,326,664

      5.15%, 7/1/2013                                                                         3,480,000                3,577,127

      Mortgage Revenue 6.85%, 7/1/2014                                                           45,000                   45,746

NEW JERSEY--.5%

New Jersey Turnpike Authority, Turnpike Revenue:

   6.50%, 1/1/2016 (Escrowed to Maturity)                                                       750,000                  888,352

   6.50%, 1/1/2016                                                                              250,000                  293,345

NEW MEXICO--.9%

New Mexico Finance Authority,

  Court Facilities Fee Revenue

   5%, 6/15/2016 (Insured; MBIA)                                                              1,920,000                2,000,986

NEW YORK--1.3%

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue

   5.125%, 6/15/2021 (Insured; MBIA)                                                          2,000,000                2,024,400

New York State Thruway Authority

  (Highway and Bridge Trust Fund)

   5%, 4/1/2016 (Insured; FGIC)                                                               1,000,000                1,041,430

NORTH CAROLINA--3.6%

North Carolina Housing Finance Agency

   (Home Ownership) 5.875%, 7/1/2031                                                          8,190,000                8,404,660

OHIO--3.1%

Village of Groveport, Income Tax Receipt

  (Special Obligations):

      5%, 12/1/2017 (Insured; MBIA)                                                           3,535,000                3,687,747

      5%, 12/1/2018 (Insured; MBIA)                                                           1,000,000                1,035,530

Lorain, Hospital Improvement Revenue

  (Lakeland Community Hospital, Inc.)

   6.50%, 11/15/2012                                                                            945,000                  969,343

Sharonville 5.25%, 6/1/2017 (Insured; FGIC)                                                   1,480,000                1,580,625

OREGON--1.4%

Oregon Bond Bank, Revenue

  (Economic Community Development Department)

   5.50%, 1/1/2014 (Insured; MBIA)                                                            1,190,000                1,298,742

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OREGON (CONTINUED)

Oregon Housing and Community Services

  Department, SFMR (Mortgage Program)

   6.45%, 7/1/2026                                                                              495,000                  510,583

Sweet Home School District Number 55,

   Linn County, GO 5.50%, 6/15/2020 (Insured; FSA)                                            1,375,000                1,462,313

PENNSYLVANIA--5.5%

Allentown School District

   Zero Coupon, 2/15/2016 (Insured; FGIC)                                                     2,500,000                1,371,775

Dauphin County General Authority,

  Office and Packaging Revenue (Riverfront Office)

   6%, 1/1/2025                                                                               2,000,000                1,694,100

Ephrata Area School District

   5%, 4/15/2013 (Insured; FGIC)                                                                500,000                  532,665

Pennsylvania Housing Finance Agency,

  Single Family Mortgage:

      6.75%, 4/1/2016                                                                         2,700,000                2,738,988

      6.875%, 10/1/2024                                                                       2,300,000                2,344,850

Philadelphia Hospitals and Higher Education

  Facilities Authority, Revenue

   (Jefferson Health Systems) 5%, 5/15/2011                                                   1,410,000                1,452,653

Washington County Industrial Development

  Authority, PCR (West Penn Power Co.)

   6.05%, 4/1/2014 (Insured; AMBAC)                                                           2,500,000                2,708,850

RHODE ISLAND--.8%

Rhode Island Consolidation Capital

   Development Loan 5.60%, 8/1/2010 (Insured; FGIC)                                           1,620,000                1,751,107

Rhode Island Housing and Mortgage

  Finance Corp. (Homeownership Opportunity)

   6.50%, 4/1/2027                                                                               50,000                   50,275

TENNESSEE--1.3%

Knox County Health, Educational and Housing

  Facilities Board, Hospital Facilities Revenue

  (Baptist Health Systems East Tennessee)

   6.50%, 4/15/2031                                                                           2,000,000                2,026,200

Sullivan County Industrial Board, Revenue

   6.35%, 7/20/2027                                                                           1,000,000                1,044,260

TEXAS--5.0%

Austin Convention Enterprises Inc., Convention

   Center Hotel First Tier Revenue 6.60%, 1/1/2021                                            1,500,000                1,555,785

Austin, Utility System Revenue

   5.125%, 11/15/2016 (Insured; FSA)                                                          2,000,000                2,100,520


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Crosby Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 2/15/2017                                                                     1,655,000                  836,900

Dallas 5.25%, 2/15/2018                                                                       1,000,000                1,050,700

Frisco Independent School District

  (Permanent School Fund Guaranteed)

   (School Building) 5.40%, 8/15/2023                                                         2,000,000                2,049,940

Little Elm Independent School District

  (Permanent School Fund Guaranteed)

   Zero Coupon, 8/15/2022                                                                     1,285,000                  432,942

McKinney Independent School District

  (Permanent School Fund Guaranteed)

   5.375%, 2/15/2019                                                                          1,500,000                1,578,255

North Harris Montgomery Community College

   District 5.375%, 2/15/2017 (Insured; FGIC)                                                 1,945,000                2,069,947

VERMONT--1.5%

Vermont Municipal Bond Bank:

   5%, 12/1/2017 (Insured; MBIA)                                                              1,185,000                1,240,612

   5%, 12/1/2022 (Insured; MBIA)                                                              2,270,000                2,292,518

VIRGINIA--2.4%

Fairfax County Economic Development Authority, LR

   (Government Center Properties)
   5.50%, 5/15/2014                                                                           1,000,000                1,027,400

Hampton Redevelopment and Housing Authority,

  Senior Living Association Revenue

   5.875%, 7/20/2016                                                                          1,825,000                1,848,798

Riverside Regional Jail Authority, Jail Facilities

  Revenue 5.875%, 7/1/2014 (Insured; MBIA)

   (Prerefunded 7/1/2005)                                                                       475,000  (a)             523,398

Virginia College Building Authority,

  Educational Facilities Revenue

  (Regent University Project)

   5.125%, 10/1/2031 (Insured; MBIA)                                                          1,050,000                1,053,539

Virginia Housing Development Authority

   (Commonwealth Mortgage) 5.45%, 1/1/2016                                                    1,000,000                1,041,410

WASHINGTON--1.1%

Energy Northwest, Wind Project Revenue

   5.875%, 7/1/2020                                                                           1,375,000                1,396,285

Seatac Local Option Transportation,

   Tax Revenue 6.50%, 12/1/2013 (Insured; MBIA)                                                  45,000                   46,481

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                    Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON (CONTINUED)

Tacoma, Conservation Systems Project Revenue

  (Tacoma Public Utilities Division)

   6.60%, 1/1/2015 (Prerefunded 1/1/2005)                                                     1,000,000  (a)           1,071,000

WEST VIRGINIA--.5%

Pleasants County, PCR (West Penn Power Co.)

   6.15%, 5/1/2015 (Insured; AMBAC)                                                           1,000,000                1,088,450

WISCONSIN--1.6%

Badger Tobacco Asset Securitization Corp.,

  Tobacco Settlement Asset-Backed Bonds

   7%, 6/1/2028                                                                               3,000,000                2,610,600

Housing Authority of the City of Mlwaukee,

  Multifamily Housing Revenue

   (Veterans Housing Projects) 5.10%, 7/1/2022                                                1,000,000                1,020,110
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $230,165,036)                                                             99.2%              230,803,753

CASH AND RECEIVABLES (NET)                                                                          .8%                1,954,970

NET ASSETS                                                                                       100.0%              232,758,723


Summary of Abbreviations

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

FGIC                      Financial Guaranty Insurance
                             Company

FSA                       Financial Security Assurance

GNMA                      Government National
                             Mortgage Association

GO                        General Obligation

HR                        Hospital Revenue

LR                        Lease Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SFHR                      Single Family Housing Revenue

SFMR                      Single Family Mortgage Revenue

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.3

AA                               Aa                              AA                                               26.9

A                                A                               A                                                 5.1

BBB                              Baa                             BBB                                               4.5

Not Rated (c)                    Not Rated (c)                   Not Rated (c)                                     1.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  NON-INCOME PRODUCING SECURITY; INTEREST PAYMENTS IN DEFAULT.

(C)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     SECURITIES IN WHICH THE FUND MAY INVEST.

(D)  AT AUGUST 31, 2003, THE FUND HAD $59,041,411 (25.4% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINICIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HOUSING PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2003

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           230,165,036   230,803,753

Interest receivable                                                   2,919,495

Receivable for shares of Common Stock subscribed                              9

Prepaid expenses                                                         10,829

                                                                    233,734,086
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            67,542

Cash overdraft due to Custodian                                         254,125

Payable for shares of Common Stock redeemed                             609,719

Accrued expenses                                                         43,977

                                                                        975,363
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      232,758,723
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,165,729

Accumulated net realized gain (loss) on investments                 (3,045,723)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         638,717
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      232,758,723

NET ASSET VALUE PER SHARE

                                                            Class A            Class B           Class C            Class Z
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            1,251,421             30,950             23,457        231,452,895

Shares Outstanding                                           93,073              2,303              1,745         17,215,068
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 13.45              13.44              13.44              13.44

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended August 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     12,764,524

EXPENSES:

Management fee--Note 3(a)                                            1,509,237

Shareholder servicing costs--Note 3(c)                                 210,171

Professional fees                                                       52,206

Custodian fees                                                          30,037

Registration fees                                                       22,101

Prospectus and shareholders' reports                                    14,755

Directors' fees and expenses--Note 3(d)                                  5,020

Loan commitment fees--Note 2                                             3,558

Distribution fees--Note 3(b)                                                45

Miscellaneous                                                           27,580

TOTAL EXPENSES                                                       1,874,710

Less--reduction in management fee due to
  undertaking--Note 3(a)                                             (738,996)

NET EXPENSES                                                         1,135,714

INVESTMENT INCOME--NET                                              11,628,810
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              1,451,792

Net unrealized appreciation (depreciation) on investments          (5,096,041)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (3,644,249)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,984,561

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended August 31,
                                             -----------------------------------
                                                  2003(a)                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,628,810           12,181,252

Net realized gain (loss) on investments         1,451,792           (2,208,555)

Net unrealized appreciation
   (depreciation) on investments               (5,096,041)           1,244,800

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,984,561           11,217,497
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                    (2,266)                   --

Class B shares                                       (92)                   --

Class C shares                                      (156)                   --

Class Z shares                               (11,565,789)         (12,035,641)

Net realized gain on investments;

Class Z shares                                         --            (171,266)

TOTAL DIVIDENDS                              (11,568,303)         (12,206,907)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  1,251,453                  --

Class B shares                                     31,000                  --

Class C shares                                     30,903                  --

Class Z shares                                 37,428,192          48,745,923

Dividends reinvested:

Class A shares                                      2,266                  --

Class B shares                                         92                  --

Class C shares                                        137                  --

Class Z shares                                  7,523,340           8,001,242

Cost of shares redeemed:

Class C shares                                    (6,647)                   --

Class Z shares                               (58,043,142)         (67,978,517)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (11,782,406)         (11,231,352)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (15,366,148)         (12,220,762)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           248,124,871          260,345,633

END OF PERIOD                                 232,758,723          248,124,871

Undistributed investment income--net                   --               32,247


                                                      Year Ended August 31,
                                               ---------------------------------
                                                  2003(a)                 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A

Shares sold                                        92,871                   --

Shares issued for dividends reinvested                202                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,073                   --
--------------------------------------------------------------------------------

CLASS B

Shares sold                                         2,296                   --

Shares issued for dividends reinvested                  7                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       2,303                   --
--------------------------------------------------------------------------------

CLASS C

Shares sold                                         2,232                   --

Shares issued for dividends reinvested                 10                   --

Shares redeemed                                     (497)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,745                   --
--------------------------------------------------------------------------------

CLASS Z

Shares sold                                     2,721,183           3,625,091

Shares issued for dividends reinvested            547,656             595,704

Shares redeemed                               (4,224,094)          (5,063,413)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (955,255)            (842,618)

(A) THE FUND CHANGED TO A FOUR CLASS FUND ON MARCH 31, 2003. THE EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES AND THE FUND COMMENCED OFFERING CLASS A, CLASS B AND CLASS C SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                                Year Ended August 31, 2003(a)
                                                                                       ---------------------------------------------
                                                                                       Class A          Class B         Class C
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                     13.75             13.75           13.75

Investment Operations:

Investment income--net(b)                                                                  .15               .20             .16

Net realized and unrealized
   gain (loss) on investments                                                             (.20)             (.29)           (.27)

Total from Investment Operations                                                          (.05)             (.09)           (.11)

Distributions:

Dividends from investment income--net                                                     (.25)             (.22)           (.20)

Net asset value, end of period                                                           13.45             13.44           13.44
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C,D)                                                                     (.42)             (.65)           (.80)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets(e)                                                 .70              1.20            1.45

Ratio of net investment income
   to average net assets(e)                                                               4.03              4.87            3.57

Decrease reflected in above expense ratios
   due to undertaking by The Dreyfus Corporation(e)                                        .40              1.08             .69

Portfolio Turnover Rate                                                                  33.72             33.72           33.72
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    1,251                31             23

(A) FROM MARCH 31, 2003 (COMMENCEMENT OF INITIAL OFFERING) TO AUGUST 31, 2003.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

(D) EXCLUSIVE OF SALES CHARGE.

(E) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                                         Year Ended August 31,
                                                              ----------------------------------------------------------------------
CLASS Z SHARES                                                2003(a)        2002(b)           2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            13.66         13.69            13.11         12.98         14.01

Investment Operations:

Investment income--net                                            .64(c)        .66(c)           .67           .66           .66

Net realized and unrealized
   gain (loss) on investments                                    (.23)         (.03)             .58           .13          (.86)

Total from Investment Operations                                  .41           .63             1.25           .79          (.20)

Distributions:

Dividends from investment income--net                            (.63)         (.65)            (.67)         (.66)         (.66)

Dividends from net realized
   gain on investments                                             --          (.01)             .00(d)        .00(d)       (.17)

Total Distributions                                              (.63)         (.66)            (.67)         (.66)         (.83)

Net asset value, end of period                                  13.44         13.66            13.69         13.11         12.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 3.10          4.72             9.80          6.41         (1.63)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .45           .45              .45           .45           .45

Ratio of net investment income
   to average net assets                                         4.62          4.90             5.01          5.22          4.79

Decrease reflected in above expense
   ratios due to undertaking by
   The Dreyfus Corporation                                        .29           .29              .32           .33           .31

Portfolio Turnover Rate                                         33.72         31.28            53.90         58.05         87.54
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         231,453       248,125          260,346       227,010       246,861

(A)  THE FUND COMMENCED OFFERING FOUR CLASSES OF SHARES ON MARCH 31, 2003. THE
     EXISTING SHARES WERE REDESIGNATED CLASS Z SHARES.

(B)  AS REQUIRED, EFFECTIVE SEPTEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS, FOR DEBT
     SECURITIES ON A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED
     AUGUST 31, 2002 WAS TO INCREASE NET INVESTMENT INCOME AND DECREASE NET
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN
     $.01 AND INCREASED THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
     FROM 4.86% TO 4.90%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR
     PERIODS PRIOR TO SEPTEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS
     CHANGE IN PRESENTATION.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus   Premier  Select  Municipal  Bond  Fund  (the  "fund") is  a  separate non-diversified series of Dreyfus Municipal Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering four series including the fund. The fund's investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares.

On January 16, 2003, the Board of Director's approved a change in the Company's name from "Dreyfus BASIC Municipal Fund, Inc." to "Dreyfus Municipal Funds, Inc." and a change of the fund's name from "Dreyfus BASIC Municipal Bond Portfolio." to "Dreyfus Premier Select Municipal Bond Fund." These changes were effective March 31, 2003. Existing shares were redesignated as Class Z shares and the fund began offering Class A, Class B and Class C shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.


The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

terms of the custody agreement, the fund received net earnings credits of $7,040 during the period ended August 31, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $80,199, accumulated capital losses $3,125,875 and unrealized appreciation $821,772.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2003. If not applied, $1,101,066 of the carryover expires in fiscal 2008, $746,743 expires in fiscal 2009 and $1,278,066 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2003 and August 31, 2002, were as follows: tax exempt $11,568,303 and $12,035,641 and ordinary income $0 and $171,266, respectively.


During the period ended August 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $92,754, increased net realized gain (loss) on investments by $84,814 and increased paid-in capital by $7,940. Net assets were not affected by this reclassification

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of the borrowings. During the period ended August 31, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the "Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses, exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, do not exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets. The Manager has committed to continue this undertaking at least until January 1, 2004. The reduction in management fee, pursuant to the undertaking, amounted to $738,996 during the period ended August 31, 2003.

(b) Effective March 31, 2003, under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the
Distributor   for  distributing  their  shares  at  an  annual  rate

                                                                The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of .50 of 1% of the value of the average daily net assets of Class B shares and ..75 of 1% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2003, Class B and Class C shares were charged $10 and $35, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan applicable to Class Z shares, the Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the average daily net assets attributable to Class Z shares for the certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to Class Z shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2003, Class Z shares were charged $146,145 pursuant to the Shareholder Services Plan.

Effective March 31, 2003, under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2003, Class A, Class B and Class C shares were charged $171, $5 and $12, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended August 31, 2003, the fund was charged $49,928 pursuant to the transfer agency agreement.


(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2003, amounted to $83,481,581, and $94,103,642, respectively.

At August 31, 2003, the cost of investments for federal income tax purposes was $229,981,981; accordingly, accumulated net unrealized appreciation on investments was $821,772, consisting of $4,991,847 gross unrealized appreciation and $4,170,075 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Premier Select Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Select Municipal Bond Fund ("the Fund"), (one of the funds comprising Dreyfus Municipal Funds, Inc.), as of August 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Select Municipal Bond Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally
accepted in the United States.                              /s/ERNST & YOUNG LLP


New York, New York

October 9, 2003



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2003 as "exempt-interest dividends" (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund' s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (59)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID W. BURKE (67)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation, Director

* U.S.S. Constitution Museum, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 87

                              --------------

SAMUEL CHASE (71)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

GORDON J. DAVIS (62)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae LLP

* President, Lincoln Center for the Performing Arts, Inc. (2001)

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Consolidated Edison, Inc., a utility company, Director

* Phoenix Companies, Inc., a life insurance company, Director

* Board Member/Trustee for several not-for-profit groups

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 26


JONI EVANS (61)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (76)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum, Trustee

* John Merck Fund, a charitable trust, Trustee

* Business for Social Responsibility, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (52)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Byers also is an Officer, Director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 37 investment companies (comprised of 46 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 197 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Accounting Manager - Municipal Bond Funds of the Manager, and an officer of 29 investment companies (comprised of 58 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since August 1981.


ROBERT ROBOL, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Money Market Funds of the Manager, and an officer of 37 investment companies (comprised of 78 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 204 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 199 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus Premier
                        Select Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  125AR0803



Comparison of change in value of $10,000 investment in Dreyfus Premier Select Municipal Bond Fund Class Z shares and the Lehman Brothers Municipal Bond Index

EXHIBIT A:

                      Dreyfus Premier
                     Select Municipal
       PERIOD           Bond Fund          Lehman Brothers
                     (Class Z shares)   Municipal Bond Index *

       5/6/94             10,000               10,000
       8/31/94            10,414               10,244
       8/31/95            11,278               11,152
       8/31/96            11,974               11,736
       8/31/97            13,294               12,820
       8/31/98            14,594               13,929
       8/31/99            14,356               13,999
       8/31/00            15,275               14,947
       8/31/01            16,773               16,470
       8/31/02            17,564               17,497
       8/31/03            18,107               18,049


* Source: Lipper Inc.




Item 2.      Code of Ethics.

      The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.      Audit Committee Financial Expert.

      The Registrant's Board has determined that Joseph S, DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

            Not applicable.

Item 5. Audit Committee of Listed Registrants.

            Not applicable.

Item 6.      [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

            Not applicable.

Item 8.      [Reserved]

Item 9.      Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 10.  Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.


(PAGE)



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Funds, Inc.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  October 24, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  October 24, 2003

By:   /S/JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  October 24, 2003





(PAGE)


                                  EXHIBIT INDEX

      (a)(1) Code of ethics referred to in Item 2.

      (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)